Global
Utility Fund, Inc.

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Prospectus dated November 29, 1995


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Global Utility Fund, Inc. (the Fund) is a diversified, open-end management investment company. The Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies in the utility industries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in a diversified portfolio of equity and debt securities of domestic and foreign utility companies, principally electric, telecommunications, gas or water companies. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests-Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is 1-800-225-1852.


This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated November 29, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and available without charge upon request to the Fund, at the address or telephone number noted above.


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Investors are advised to read this Prospectus and retain it for future reference.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                 FUND HIGHLIGHTS

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    The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

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What is Global Utility Fund, Inc.?

    Global Utility Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

What is the Fund's Investment Objective?

    The Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies in the utility industries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in a diversified portfolio of equity and debt securities of domestic and foreign utility companies, principally electric, telecommunications, gas or water companies. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests-Investment Objective and Policies" at page 8.

Risk Factors and Special Characteristics

    The Fund concentrates its investments in the securities of companies in the utility industries. Consequently, factors specifically affecting those industries, such as substantial government regulation, interest rate movements, and increased competition, may have a greater affect on the value of the Fund's shares than on those of an investment company that does not concentrate its investments in the utility industries. In addition, as a result of the Fund's ability to invest in companies in the utility industries around the world, the Fund is subject to risks relating to political and economic developments abroad, as well as those relating to the different and rapidly evolving regulatory environments for utility companies in foreign markets. See "How the Fund Invests-Investment Objective and Policies" at page 8. The Fund may also engage in various hedging and income enhancement strategies, including derivatives. See "How the Fund Invests-Hedging and Income Enhancement Strategies-Risks of Hedging and Income Enhancement Strategies" at page 13.

Who Manages the Fund?


    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services based on a percentage of the Fund's average daily net assets. As of October 31, 1995, PMF served as manager or administrator to 64 investment companies, including 37 mutual funds, with aggregate assets of approximately $50 billion. Wellington Management Company (Wellington Management or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF and is compensated for its services by PMF based on a percentage of the Fund's average daily net assets. As of October 31, 1995, the Subadviser held investment authority over approximately $102 billion of assets. See "How the Fund is Managed-Manager" at page 15 and "How the Fund is Managed-Subadviser" at page 15.

Who Distributes the Fund's Shares?

    Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Fund's Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .25 of 1% of the average daily net assets of the Class A shares.

    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class B and Class C shares and is paid an annual distribution and service fee at the rate of 1% of the average daily net assets of each of the Class B and Class C shares.


    See "How the Fund is Managed-Distributor" at page 16.
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What is the Minimum Investment?


    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan the minimum initial and subsequent investment is $50. See "Shareholder Guide-How to Buy Shares of the Fund" at page 22 and "Shareholder Guide-Shareholder Services" at page 30.


How Do I Purchase Shares?


    You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 18 and "Shareholder Guide-How to Buy Shares of the Fund" at page 22.


What Are My Purchase Alternatives?

   The Fund offers three classes of shares:

   * Class A Shares:  Sold with an initial sales charge of up to 5% of the offering price.

   * Class B Shares:  Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares,
                      Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

   * Class C Shares:  Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

   See "Shareholder Guide-Alternative Purchase Plan" at page 22.

How Do I Sell My Shares?

    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide-How to Sell Your Shares" at page 25.

How Are Dividends and Distributions Paid?

    The Fund expects to pay dividends of net investment income, if any, quarterly and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 19.

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                                  FUND EXPENSES

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Shareholder Transaction Expenses+        Class A Shares       Class B Shares               Class C Shares

Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price) ................              5%                  None                         None

Maximum Sales Load or Deferred
  Sales Load Imposed on
  Reinvested Dividends ...........             None                 None                         None

Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds,
  whichever is lower) ............             None        5% during the first year,      1% on redemptions
                                                         decreasing by 1% annually to    made within one year
                                                       1% in the fifth and sixth years       of purchase
                                                           and 0% the seventh year*

Redemption Fees ..................             None                 None                         None

Exchange Fees ....................             None                 None                         None


Annual Fund Operating Expenses
(as a percentage of average net assets)   Class A Shares       Class B Shares                Class C Shares

  Management Fees                              .65%                 .65%                         .65%

  12b-1 Fees                                   .25%++              1.00%                        1.00%

  Other Expenses                               .41%                 .41%                         .41%

  Total Fund Operating Expenses               1.31%                2.06%                        2.06%



Example                                                                 1 year   3 years   5 years   10 years
-------                                                                 ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption at the end of each time period:

Class A ..............................................................   $63      $89        $118      $200

Class B ..............................................................   $71      $95        $121      $211

Class C ..............................................................   $31      $65        $111      $239

You would pay the following expenses on the same investment assuming no redemption:

Class A ..............................................................   $63      $89        $118      $200

Class B ..............................................................   $21      $65        $111      $211

Class C ..............................................................   $21      $65        $111      $239

The above example is based on data for the fiscal year ended September 30, 1995. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees.

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 *Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide-Conversion Feature-Class B Shares."

 +Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed-Distributor."

++Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net asset value of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to not more than .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1996. Total operating expenses without such limitation would be 1.36%. See "How the Fund is Managed-Distributor."

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                              FINANCIAL HIGHLIGHTS
   (for a share of common stock outstanding throughout each period indicated)
                                (Class A Shares)


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The following financial highlights with respect to the five years ended September 30, 1995 have been audited by Deloitte & Touche LLP, independent accountants, whose report was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information.


The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements.


                                                                                                    January 2
                                                                                                     1990(a)
                                                    Year Ended September 30,                        Through
                                           ------------------------------------------------------ September 30,
                                               1995      1994        1993       1992      1991(d)     1990(d)
                                            --------   --------    --------   --------   -------- -------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of period .....  $  13.66   $  14.63    $  12.96   $  12.62   $  10.50   $  11.16
                                            --------   --------    --------   --------   --------   --------
Income from investment operations
Net investment income ....................       .49        .47         .44        .53        .57        .48
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions ...........................      1.35       (.82)       2.46       1.01       2.23       (.67)
                                            --------   --------    --------   --------   --------   --------
    Total from investment operations .....      1.84       (.35)       2.90       1.54       2.80       (.19)
                                            --------   --------    --------   --------   --------   --------
Less distributions
Dividends from net investment income .....      (.48)      (.42)       (.47)      (.53)      (.62)      (.41)
Distributions in excess of net investment
  income .................................         -          -        (.01)         -          -          -
Distributions from net realized  gains          (.30)      (.20)       (.75)      (.67)      (.08)         -
                                            --------   --------    --------   --------   --------   --------
Total distributions ......................      (.78)      (.62)      (1.23)     (1.20)      (.70)      (.41)
                                            --------   --------    --------   --------   --------   --------
Capital charge in respect of issuance
  of shares ..............................         -          -           -          -          -       (.06)
Redemption fee retained by Fund ..........         -          -           -          -        .02          -
Net asset value, end of period ...........  $  14.72   $  13.66    $  14.63   $  12.96   $  12.62   $  10.50
                                            ========   ========    ========   ========   ========   ========

TOTAL RETURN(c)...........................    14.23%    (2.49)%      23.87%     13.15%     27.63%    (1.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ..........  $124,423   $126,254    $138,714   $114,654   $132,804   $161,892
Average net assets (000) .................  $122,837   $139,166    $119,001   $120,708   $151,217   $166,915
Ratios to average net assets:
  Expenses, including distribution fees ..     1.31%      1.25%       1.30%      1.39%      1.49%      1.05%(b)
  Expenses, excluding distribution fees ..     1.06%      1.02%       1.10%      1.19%      1.36%      1.05%(b)
  Net investment income ..................     3.58%      3.39%       3.37%      4.16%      5.06%      5.97%(b)
Portfolio turnover rate ..................       15%        19%         14%        57%       135%        27%

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(a)Commencement of investment operations.
(b)Annualized.
(c)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(d)Prior to Februrary 4, 1991, the Fund operated as a closed-end investment company. Effective February 4, 1991, the Fund commenced operations as an open-end investment company. Accordingly, historical expenses and ratios to average net assets are not necessarily indicative of future expenses and related ratios.

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                              FINANCIAL HIGHLIGHTS
               (for a share of common stock outstanding throughout
                             each period indicated)
                                (Class B Shares)


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The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information.

The following financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements.

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                                                                                       March 18,
                                                                                        1991(a)
                                                     Year Ended September 30,           Through
                                          ------------------------------------------- September 30,
                                             1995        1994       1993       1992       1991
                                          ---------    --------  ---------  --------- -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....  $  13.66    $  14.63   $  12.97   $  12.63   $  11.97
                                           --------    --------   --------   --------   --------
Income from investment operations
Net investment income ...................       .39         .37        .34        .43        .25
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions ..........................      1.34        (.82)      2.45       1.01        .63
                                           --------    --------   --------   --------   --------
    Total from investment operations ....      1.73        (.45)      2.79       1.44        .88
                                           --------    --------   --------   --------   --------
Less distributions
Dividends from net investment income ....      (.38)       (.32)      (.37)      (.43)      (.22)
Distributions in excess of net investment
  income ................................         -           -       (.01)         -          -
Distributions from net realized gains ...      (.30)       (.20)      (.75)      (.67)         -
                                           --------    --------   --------   --------   --------
Total distributions .....................      (.68)       (.52)     (1.13)     (1.10)      (.22)
                                           --------    --------   --------   --------   --------
Net asset value, end of period ..........  $  14.71    $  13.66   $  14.63   $  12.97   $  12.63
                                           ========    ========   ========   ========   ========

TOTAL RETURN(c)..........................    13.32%     (3.22)%     22.87%     12.23%      7.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .........  $227,189    $272,673   $185,259   $ 60,432   $ 30,147
Average net assets (000) ................  $237,983    $270,466   $ 90,254   $ 45,661   $ 18,923
Ratios to average net assets:
  Expenses, including distribution fees .     2.06%       2.02%      2.10%      2.19%      2.47%(b)
  Expenses, excluding distribution fees .     1.06%       1.02%      1.10%      1.19%      1.47%(b)
  Net investment income .................     2.83%       2.68%      2.59%      3.43%      4.16%(b)
Portfolio turnover rate .................       15%         19%        14%        57%       135%

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(a)Commencement of offering of Class B shares.
(b)Annualized.
(c)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

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                              FINANCIAL HIGHLIGHTS
               (for a share of common stock outstanding throughout
                             each period indicated)
                                (Class C Shares)


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The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information.

The following financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements.


                                                                    August 1,
                                                                     1994(a)
                                                      Year Ended     Through
                                                     September 30, September 30,
                                                         1995          1994
                                                     ------------- -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............  $   13.66      $  13.93
                                                     ---------      --------
Income from investment operations
Net investment income .............................        .39           .06
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions ....       1.34          (.24)
                                                     ---------      --------
    Total from investment operations ..............       1.73          (.18)
                                                     ---------      --------
Less distributions
Dividends from net investment income ..............       (.38)         (.07)
Distributions from net realized gains .............       (.30)         (.02)
                                                     ---------      --------
Total distributions ...............................       (.68)         (.09)
                                                     ---------      --------
Net asset value, end of period ....................  $   14.71      $  13.66
                                                     =========      ========

TOTAL RETURN(c)....................................     13.32%       (1.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ...................  $     563      $    226
Average net assets (000) ..........................  $     410      $    131
Ratios to average net assets:
  Expenses, including distribution fees ...........      2.06%         2.06%(b)
  Expenses, excluding distribution fees ...........      1.06%         1.06%(b)
  Net investment income ...........................      2.83%         2.46%(b)
Portfolio turnover rate ...........................        15%           19%

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(a)Commencement of offering of Class C shares.
(b)Annualized.
(c)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

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                              HOW THE FUND INVESTS

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INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies in the utility industries. The Fund's total return will consist of current income and growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of common stocks, debt securities and preferred stocks issued by domestic and foreign companies primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water. There can be no assurance that such objective will be achieved. See "Investment Objective and Policies" in the Statement of Additional Information.

    The Fund's investment objective is a fundamental policy and, therefore, may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act). Fund policies that are not fundamental may be modified by the Board of Directors.

    The Fund's portfolio will include issuers located in at least three countries, one of which will be the United States, although the Subadviser expects to invest the Fund's assets in more than three countries. Under normal conditions, the percentage of assets invested in U.S. securities will be higher than that invested in securities of any other single country.

    Investments are selected on the basis of fundamental analysis to identify those securities that, in the judgment of the Subadviser, provide current income and potential for growth of income and long-term capital appreciation. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. The Subadviser monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. The relative weightings among common stocks, debt securities and preferred stocks will vary from time to time based upon the Subadviser's judgment of the extent to which investments in each category will contribute to meeting the Fund's investment objective.


    The Fund normally may invest up to 35% of its total assets in debt securities, which may include investments both in securities of issuers in the utility industries and in securities of issuers outside of such industries. Debt securities in which the Fund invests generally are limited to those rated investment grade, that is, rated in one of the four highest rating categories by Standard & Poor's (S&P) or Moody's Investors Service, Inc. (Moody's) or deemed to be of equivalent quality in the judgment of the Subadviser. However, the Fund may invest up to 5% of its assets in debt securities rated below investment grade (i.e., below Baa or BBB). If the Fund holds a security that is downgraded to a rating below Baa or BBB and, as a result of such downgrade, more than 5% of the Fund's assets would be invested in securities rated below Baa or BBB, the Fund would take steps to reduce its investments in such securities to 5% or less of its assets as promptly as practical. There is no limitation on the percentage of the Fund's net assets that may be invested in securities rated Baa or BBB. Securities rated Baa by Moody's are described as having speculative characteristics; securities rated below investment grade are generally described by the rating services as speculative. Investments in lower rated securities involve a greater possibility that adverse changes, or perceived changes, in the business or financial condition of the issuer or in general economic conditions may impair the ability of the issuer to make timely payment of interest and repayment of principal. The prices of such securities tend to fluctuate more than those of higher rated securities. To the extent that there is no established or a relatively inactive secondary market in a particular lower rated security, it could be difficult at times to sell or value such security.


    A change in prevailing interest rates is likely to affect the Fund's net asset value because prices of debt securities and equity securities of utility companies tend to increase when interest rates decline and decrease when interest rates rise.

    During periods when the Subadviser deems it necessary for temporary defensive purposes, the Fund may invest without limit in high quality money market instruments. These instruments may include commercial paper, adjustable rate preferred stock, certificates of deposit, bankers' acceptances and other bank obligations, short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and short-term obligations of foreign issuers, denominated in U.S. dollars and traded in the United States.

    Utility Industries-Description and Risk Factors

    Under normal circumstances, the Fund invests at least 65% of its total assets in common stocks, debt securities and preferred stocks of companies in the utility industries. (The Fund considers purchased options and futures contracts on securities in the utility industries to fall into this category; however, no more than 5% of the Fund's total assets invested in such instruments will be counted towards satisfaction of the Fund's 65% test.) The average dividend yields (indicated annual dividend divided by current stock price) of common stocks issued by domestic utility companies, in the Subadviser's opinion, have historically exceeded those of industrial companies' common stocks, while the prices of utility stocks have tended to be less volatile than stocks of industrial companies. According to the Subadviser, debt securities of domestic utility companies historically also have yielded slightly more than similar debt securities of industrial companies, and have had higher total returns. For certain periods, the total return of domestic utility companies' securities has underperformed that of industrial companies' securities. There can be no assurance that positive relative yields or total returns (i.e., yield plus price change) on domestic utility securities will occur in the future. The markets for securities of foreign utility companies are rapidly evolving and comparable data on such securities are currently unavailable; however, the Subadviser believes that there are similarities in the yield characteristics of foreign utility companies relative to foreign industrial companies. See "Foreign Securities."

    The utility companies in which the Fund invests include companies primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water. For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of businesses described above. See "Investment Objective and Policies" in the Statement of Additional Information.

    Utility companies in the United States and in foreign countries are generally subject to substantial regulation. Such regulation is intended to ensure appropriate standards of review and adequate capacity to meet public demand. The nature of regulation of utility industries is evolving both in the United States and in foreign countries. Although certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings, costs associated with compliance with environmental, nuclear facility and other safety regulations and changes in the regulatory climate. Increased scrutiny of electric utilities might result in higher costs and higher capital expenditures, with the risk that regulators may disallow inclusion of these costs in rate authorizations. Increasing competition due to past regulatory changes in the telephone communications industry continues and, whereas certain companies have benefitted, many companies may be adversely affected in the future. Gas transmission companies and gas distribution companies continue to undergo significant changes as well. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. Water supply utilities are in an industry that is highly fragmented due to local ownership and generally the companies are more mature and are experiencing little or no per capita volume growth. There is no assurance that favorable developments will occur in the utility industries generally, or that business opportunities will continue to undergo significant changes or growth. See "Investment Objective and Policies-Utility Industries-Description and Risk Factors" in the Statement of Additional Information.

    Foreign Securities


    The Fund invests in common stocks, debt securities and preferred stocks of companies in utility industries around the world.


    The Subadviser attempts to take advantage of differences between economic trends and the performance of securities markets in various countries. The Subadviser believes that the Fund's portfolio benefits from the availability of opportunities for income and growth in foreign markets and that the portfolio achieves broader diversification from foreign investment. Global diversification reduces the effect that events in any one country will have on overall investment returns. Of course, losses by an investment in the United States, or any foreign market represented in the Fund's portfolio may offset gains from investment in another market.

    Investments in securities of foreign utility companies involve many of the same risks noted above for domestic utility companies. Foreign investment also involves additional risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, limitations on the use or transfer of Fund assets, political or social instability and foreign relations developments. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. Further, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. See "Investment Objective and Policies-Foreign Securities" in the Statement of Additional Information.


    Foreign securities in which the Fund may invest include American Depository Receipts, European Depository Receipts and Global Depository Receipts (ADRs, EDRs and GDRs, respectively). ADRs are U.S. dollar-denominated securities deposited in a U.S. securities depository and are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities. ADRs in which the Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.


    Investment Outside the Utility Industries

    The Fund may invest up to 35% of its assets in securities of companies that are outside the utility industries. Such investments may include common stocks, debt securities, preferred stocks, and money market instruments, including repurchase agreements, and are selected to meet the Fund's investment objective of total return. This limitation also includes investments in options and futures contracts to the extent that they relate to securities outside the utility industries, and in forward currency contracts. Securities outside the utility industries in which the Fund may invest may be issued by either U.S. or non-U.S. companies and governments. Some of these issuers may be in industries related to utility industries and, therefore, may be subject to similar risks. Securities that are issued by foreign companies or are denominated in foreign currencies are subject to the risks outlined in "Foreign Securities" above, and in "Investment Objective and Policies-Foreign Securities" in the Statement of Additional Information.

    U.S. Government Securities

    The Fund is also permitted to invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government Securities). Such investments may be backed by the "full faith and credit" of the United States, including U.S. Treasury bills, notes and bonds as well as certain agency securities and mortgage-backed securities issued by the Government National Mortgage Association (GNMA). The guarantees on these securities do not extend to the securities' yield or value or to the yield or value of the Fund's shares. Other investments in agency securities are not necessarily backed by the "full faith and credit" of the United States.

    Foreign Government Securities

    The Fund may invest in securities issued or guaranteed by foreign governments. Such securities are typically denominated in foreign currencies and are subject to the currency fluctuation and other risks of foreign securities investments outlined in "Foreign Securities" above, and in "Investment Objective and Policies-Foreign Securities" in the Statement of Additional Information. The foreign government securities in which the Fund intends to invest generally will consist of obligations supported by national or local governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, including international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank.

    Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units. An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain of the twelve member states of the European Economic Community. Debt securities of quasi-governmental agencies are issued by entities owned by either a national or local government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national or local governmental instrumentalities including quasi-governmental agencies.

HEDGING AND INCOME ENHANCEMENT STRATEGIES

    The Fund may also engage in various portfolio strategies, including derivatives, to reduce certain risks of its investments and to attempt to enhance income, but not for speculation. These strategies currently include the use of options, forward currency exchange contracts and futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies-Additional Investment Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

    Options Transactions

    The Fund may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge the Fund's portfolio. These options will be on equity and debt securities, foreign currencies, indices of prices of equity and debt securities, and other financial indices. Options traded over-the-counter (OTC Options) are two-party contracts involving only the purchaser and seller and have negotiated strike prices and expiration dates. Financial indices measure the upward or downward movements of stock and bond markets, based upon a weighted average of the prices of the securities comprising the index. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities (or currencies) it intends to purchase. The Fund may also purchase or write put and call options to offset previously written or purchased put and call options of the same series. See "Investment Objective and Policies-Additional Investment Policies-Options on Securities" in the Statement of Additional Information.

    A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the "exercise price" or "strike price").

The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

    A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

    The Fund will write only "covered" options. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or currency or an option to purchase the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a value sufficient at all times to cover its obligations in a segregated account. See "Investment Objective and Policies-Additional Investment Policies" in the Statement of Additional Information. The Fund will not write covered call options on portfolio securities representing more than 25% of the value of its total assets. The Fund may write covered put options only to the extent that cover for such options does not exceed 25% of the Fund's net assets. The Fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options.

    Forward Currency Exchange Contracts

    The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

    The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of the currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. See "Investment Objective and Policies-Additional Investment Policies-Special Characteristics of Forward Currency Contracts and Associated Risks" in the Statement of Additional Information.

    Futures Contracts and Options Thereon

    The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission. These futures contracts and related options will be on equity and debt securities, foreign currencies, indices of prices of equity and debt securities, and other financial indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

    The Fund's successful use of futures contracts and related options depends upon the Subadviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities or currencies being hedged is imperfect and there is a risk that the value of the securities or currencies being hedged may increase or decrease at a greater rate than the related futures contract resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.


    The Fund's ability to enter into options, forward contracts, futures contracts and options thereon is limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), for qualification as a regulated investment company. See "Taxes" in the Statement of Additional Information.


    Risks of Hedging and Income Enhancement Strategies

    Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Subadviser's prediction of movements in the direction of the securities, foreign currency and interest rate and equity markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences and (6) in the case of over-the-counter options, the risk of default by the counter party. See "Investment Objective and Policies" and "Taxes" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

    At the discretion of the Subadviser, the Fund may employ the following strategies in pursuing its investment objective.

    Securities Lending


    The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may earn additional income by investing the collateral, or the Fund may receive an agreed-upon amount of interest income from the borrower. In accordance with applicable regulatory requirements, the Fund may lend up to 30% of the value of its total assets.


    Repurchase Agreements

    The Fund may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

    When-Issued and Delayed Delivery Securities

    The Fund  may  purchase  or sell  securities  on a  when-issued  or  delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the

Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

    Borrowing

    The Fund may borrow an amount up to 33-1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary or emergency purposes. The Fund may pledge up to 33-1/3% of its assets to secure such borrowings. However, the Fund will not purchase portfolio securities if borrowings exceed 5% of the Fund's total assets.

    Illiquid Securities

    The Fund may not invest more than 10% of its total assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market. Securities eligible for resale in accordance with Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper, that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. See "Investment Objective and Policies-Illiquid Securities" in the Statement of Additional Information.

    The staff of the Securities and Exchange Commission (SEC) has taken the position that purchased OTC Options and the assets used as "cover" for written OTC Options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC Option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

INVESTMENT RESTRICTIONS

    The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

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                             HOW THE FUND IS MANAGED

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    The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, as set forth below, decides upon matters of general policy. The Fund's Manager conducts and supervises the daily business operations of the Fund. The Fund's Subadviser furnishes daily investment advisory services.


    For the fiscal year ended September 30, 1995, the Fund's total expenses as a percentage of average net assets for the Fund's Class A, Class B and Class C shares were 1.31%, 2.06% and 2.06%, respectively. See "Financial Highlights."


MANAGER


    Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, is the Manager of the Fund. It is compensated for its services by the Fund at an annual rate of .70% of the Fund's average daily net assets for the portion of such assets up to and including $250 million, .55% of the Fund's average daily net assets in excess of $250 million up to and including $500 million, .50% of the Fund's average daily net assets in excess of $500 million up to and including $1 billion and .45% of the Fund's average daily net assets in excess of $1 billion. It was incorporated in May 1987 under the laws of the State of Delaware. PMF is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company. For the fiscal year ended September 30, 1995, the Fund paid management fees to PMF of .65% of the Fund's average net assets.

    As of October 31, 1995, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 27 closed-end investment companies with aggregate assets of approximately $50 billion.


    Under the Management Agreement with the Fund, PMF manages the investment operations of the Fund and also administers the Fund's corporate affairs. See "Management of the Fund-The Manager" in the Statement of Additional Information.

SUBADVISER


    Wellington Management Company, 75 State Street, Boston, Massachusetts 02109, serves as the Fund's Subadviser under a Subadvisory Agreement among the Fund, PMF and Wellington Management Company (Wellington Management or the Subadviser). The Subadviser furnishes investment advisory services in connection with the management of the Fund. It is compensated for its services by PMF, not the Fund, at an annual rate of .50% of the Fund's average daily net assets for the portion of such assets up to and including $250 million, .35% of the Fund's average daily net assets in excess of $250 million up to and including $500 million,
 .30% of the Fund's average daily net assets in excess of $500 million up to and including $1 billion and .25% of the Fund's average daily net assets in excess of $1 billion. PMF continues to have responsibility for all investment advisory services in accordance with the Management Agreement and supervises Wellington Management's performance of such services. For the fiscal year ended September 30, 1995, PMF paid subadvisory fees to Wellington Management of .45% of the Fund's average net assets.


    The Subadviser is a Massachusetts general partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland, and John
B. Neff. The Subadviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of October 31, 1995, the Subadviser held investment authority over approximately $102 billion of assets. The Subadviser is not affiliated with the Manager or any of its affiliates.


    The current manager of the equity portion of the Fund's portfolio is William
C. S. Hicks, a Senior Vice President and Partner of Wellington Management. Mr. Hicks has responsibility for the day-to-day management of the Fund's portfolio.

Mr. Hicks has managed the Fund's portfolio since May 1992 and has been an investment professional with Wellington Management since 1962. Mr. Hicks also serves as portfolio manager for a variety of corporate and public retirement plans and was previously Wellington Management's Director of Research. Since November 1993 the fixed income portion of the Fund's portfolio has been managed by Catherine A. Smith, a Senior Vice President and Partner of Wellington Management. Ms. Smith has been an investment professional with Wellington Management since 1985.

DISTRIBUTOR


    Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the distributor of the Class A shares of the Fund. It is a wholly-owned subsidiary of PMF.

    Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292 is a corporation organized under the laws of the State of Delaware and serves as the distributor of the Class B and Class C shares of the Fund. It is an indirect, wholly-owned subsidiary of Prudential.


    Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), PMFD and Prudential Securities (collectively, the Distributor) incur the expenses of distributing the Fund's Class A, Class B and Class C shares. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor (Class A only), advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


    Under the Class A Plan, the Fund may pay PMFD for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .25% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1996.

    Under the Class B and Class C Plans, the Fund pays Prudential Securities for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges."

    For the fiscal year ended September 30, 1995, the Fund paid distribution expenses of .25%, 1% and 1% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income.

    Distribution expenses attributable to the sale of shares of the Fund will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


    Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any plan if it is terminated or not continued.

    In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

    The  Distributor  is subject  to the rules of the  National  Association  of
Securities   Dealers,   Inc.  (NASD)  governing   maximum  sales  charges.   See
"Distributor" in the Statement of Additional Information.

    On October 21, 1993, PSI entered into an omnibus settlement with SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

    Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

    For  more  detailed  information   concerning  the  foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.


    The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.


PORTFOLIO TRANSACTIONS

    Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

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                         HOW THE FUND VALUES ITS SHARES

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    The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Board of Directors has fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 p.m., New York time.

    Portfolio securities are valued according to market quotations or, if such quotations are not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors.

    The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See "Net Asset Value" in the Statement of Additional Information.

    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the net asset value per share of the three classes will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

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                       HOW THE FUND CALCULATES PERFORMANCE

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    From  time to time  the Fund  may  advertise  its  total  return  (including
"average  annual"  total  return  and  "aggregate"  total  return)  and yield in advertisements or sales literature. Total return and yield are calculated separately for Class A, Class B and Class C shares. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes that may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data for the Fund. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."

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                       TAXES, DIVIDENDS AND DISTRIBUTIONS


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Taxation of the Fund

    The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. Accordingly, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders. See "Taxes" in the Statement of Additional Information.

Taxation of Shareholders

    Any dividends out of net investment income, together with distributions of net short-term capital gains (i.e. the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholders whether or not reinvested. Certain gains or losses from fluctuations in foreign currency exchange rates ("Section 988" gains or losses) will affect the amount of ordinary income the Fund will be able to pay as dividends. See "Taxes" in the Statement of Additional Information. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders will be taxable as long-term capital gain to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. For corporate shareholders, the maximum rate of tax on net capital gain is currently the same as the maximum tax rate for ordinary income. The maximum long-term capital gains tax for individuals is 28%.


    Any gain or loss realized upon a sale or redemption (including any exchange) of Fund shares by a shareholder who is not a dealer in securities will be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.

    The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

    Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

Withholding Taxes

    Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who fail to furnish correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders). Withholding at this rate is also required from dividends and capital gain distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends from net investment income and short-term capital gains to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

Dividends and Distributions

    The Fund expects to pay quarterly dividends of net investment income, if any, and make distributions at least annually of any net capital gains. To the extent that, in a given year, distributions to shareholders exceed the Fund's current and accumulated earnings and profits, shareholders will receive a non-taxable return of capital. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

    Dividends and distributions will be paid in additional Fund shares based on the NAV of each class on the record date, or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five business days prior to the record date to receive such dividends and distributions in cash. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.


    When the Fund goes "ex-dividend," the NAV of each class is reduced by the amount of the dividend or distribution allocable to each class. If you buy shares just prior to the ex-dividend date, the price you pay will include the dividend or distribution and a portion of your investment will be returned to you as a taxable dividend or distribution. You should, therefore, consider the timing of dividends and distributions when making your purchases.

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                               GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF COMMON STOCK


    The Fund was incorporated in Maryland on November 18, 1988 and commenced operations as a closed-end diversified management investment company on January 2, 1990. On December 20, 1990, shareholders approved open-ending the Fund and since February 4, 1991, the Fund has operated as an open-end fund. The Fund is authorized to issue 2 billion shares of common stock, $.001 par value per share divided into three classes, designated Class A, Class B and Class C common stock, each of which consists of 666-2/3 million authorized shares. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed-Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of common stock. Currently, the Fund is offering three classes designated Class A, Class B and Class C shares. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.



    The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances and described under "Shareholder Guide-How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of directors.


    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on removal of one or more directors or to transact any other business.

ADDITIONAL INFORMATION

    This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

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                                SHAREHOLDER GUIDE

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HOW TO BUY SHARES OF THE FUND

    You may purchase shares of the Fund through Prudential Securities, Prusec or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. In addition, Class A shares may be purchased through a dealer which has entered into a selected dealer agreement with the Fund's Distributor. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares.
The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust.
See "Shareholder Services" below.

    The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at the option of the purchaser, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

    Application forms can be obtained from PMFS, Prudential Securities, Prusec or a selected dealer (Class A only). If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

    The Fund reserves the right to reject any purchase order (including any exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

    Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

    Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

    Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at 1-800-225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired, and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention:
Global Utility Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares).

    If you arrange for receipt by State Street of Federal Funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day.

    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Global Utility Fund, Inc., Class A, Class B or Class C and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

    The Fund offers three classes of shares (Class A, Class B and Class C shares) which allows you to choose the most beneficial sales charge structure for your individual circumstances given the amount of the purchase, the length of time you expect to hold the shares and other relevant circumstances (Alternative Purchase Plan).


                                                         Annual 12b-1 Fees
                                                     (as a % of average daily
                   Sales Charge                             Net assets)                           Other information
         -------------------------------------       --------------------------         --------------------------------------
Class A  Maximum initial sales charge of 5% of       .30 of 1% (Currently being         Initial sales charge waived or reduced
         the public offering price.                  charged at a rate of               for certain purchases
                                                     .25 of 1%)

Class B  Maximum contingent deferred sales           1%                                 Shares convert to Class A shares
         charge or CDSC of 5% of the lesser of                                          approximately seven years after
         the amount invested or the redemption                                          purchase
         proceeds; declines to zero after six
         years

Class C  Maximum CDSC of 1% of the lesser of         1%                                 Shares do not convert to another class
         the amount invested or the redemption
         proceeds on redemptions made within
         one year of purchase

    The three classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information-Description of Common Stock"), and
(iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

    Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

    In selecting a purchase alternative, you should consider, among other things, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature-Class B Shares" below).

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

    If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

    All purchases of $1 million or more, either as part of a single investment or under Rights of Accumulation or Letters of Intent, must be for Class A shares. See "Reduction and Waiver of Initial Sales Charges" below.

Class A Shares

    The offering price of Class A shares is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge (expressed as a percentage of the offering price and of the amount invested) imposed on a single transaction as shown in the following table:

                     Sales Charge as     Sales Charge as     Dealer Concession
Amount of             Percentage of       Percentage of       as Percentage of
Purchase              Offering Price     Amount Invested       Offering Price
----------------     ---------------     ---------------     -----------------
Less than $25,000          5.00%              5.26%               4.75%
$25,000 to $49,999         4.50%              4.71%               4.25%
$50,000 to $99,999         4.00%              4.17%               3.75%
$100,000 to $249,999       3.25%              3.36%               3.00%
$250,000 to $499,999       2.50%              2.56%               2.40%
$500,000 to $999,999       2.00%              2.04%               1.90%
$1,000,000 and above       None               None                None

    Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

    Reduction and Waiver of Initial Sales Charges. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund
Shares-Reduction and Waiver of Initial Sales Charges-Class A Shares" in the Statement of Additional Information.

    Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 1,000 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account record keeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.


    PruArray Plans. Class A shares may be purchased at NAV by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Code that participate in the Transfer Agent's PruArray Program (a benefit plan record keeping service) (hereafter referred to as a PruArray Plan); provided (i) that the plan has at least $1 million in existing assets or 1,000 eligible employees or participants and (ii) that Prudential Mutual Funds constitute at least one-half of the plan's investment options. The term "existing assets" for this purpose includes stock issued by a PruArray Plan sponsor and shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund.

    Special Rules Applicable to Retirement Plans. After a Benefit Plan or a PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

    Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a)
Directors and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities,
(ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares-Reduction and Waiver of Initial Sales Charges-Class A Shares" in the Statement of Additional Information.

    Class B and Class C Shares

    The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-Contingent Deferred Sales Charges."

HOW TO SELL YOUR SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form by the Transfer Agent or Prudential Securities. See "How the Fund Values Its Shares." In certain cases, however, redemption proceeds from the Class B shares will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges."

    If you hold shares of the Fund through Prudential Securities or through a dealer which has entered into a selected dealer agreement with the Fund's Distributor you must redeem your shares by contacting your financial adviser. If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your Prudential Securities account, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

    Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or official bank check.


    Redemption in Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values Its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

    Involuntary Redemption. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

    90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the net asset value next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will not be allowed for federal income tax purposes.

    Contingent Deferred Sales Charges

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed-Distributor" and "Waiver of the Contingent Deferred Sales Charges-Class B Shares" below.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

    The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                        Contingent Deferred Sales Charge
               Year Since Purchase     As a Percentage of Dollars Invested
                 Payment Made                or Redemption Proceeds
               -------------------     -----------------------------------
               First .................                 5.0%
               Second ................                 4.0%
               Third .................                 3.0%
               Fourth ................                 2.0%
               Fifth .................                 1.0%
               Sixth .................                 1.0%
               Seventh ...............                 None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    Waiver of the Contingent Deferred Sales Charges-Class B shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b)
custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59-1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

    In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares-Waiver of the Contingent Deferred Sales Charge-Class B Shares" in the Statement of Additional Information.

    A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares-Quantity Discount-Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE-CLASS B SHARES


    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.


    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year, will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distrbutions paid on Class A, Class B and Class C shares will not constitute "preferential diviends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

    As a  shareholder  of the Fund you have an exchange  privilege  with certain other Prudential Mutual Funds, including one or more specified money market funds, subject to the minimum investment requirement of such funds. Class A, Class B and Class C shares may be exchanged for Class A, Class B and Class C shares, respectively, of another fund on the basis of the relative NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature-Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account-Exchange Privilege" in the Statement of Additional Information.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

    If you hold shares through Prudential Securities or through a dealer which has entered into a selected dealer agreement with the Fund's Distributor, you must exchange your shares by contacting your financial adviser.

    If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates must be returned in order for the shares to be exchanged. See "How to Sell Your Shares" above.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and shareholders should make exchanges by mail by writing to Prudential Mutual Fund Services, Inc. at the address above.


    Special Exchange Privilege. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan-Class A Shares-Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


    The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

    In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

    *Automatic Reinvestment of Dividends and/or Distributions Without a Sales Charge. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

    *Automatic Savings Accumulation Plan (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    *Tax-Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

    *Systematic Withdrawal Plan. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-Contingent Deferred Sales Charges" and "Shareholder Investment Account-Systematic Withdrawal Plan."

    *Reports to Shareholders. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses the Fund will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, NY 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

    *Shareholder Inquiries. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone at (800) 225-1852 (toll free) or, from outside the U.S.A., at (908) 417-7555 (collect).

    For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                        THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------

    Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------


(Left Column)

             Taxable Bond Funds

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
     Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
     Income Portfolio
Prudential U.S. Government Fund
The BlackRock Government Income Trust

    Tax-Exempt Bond Funds

Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Yield Series
     Insured Series
     Intermediate Series
Prudential Municipal Series Fund
     Florida Series
     Hawaii Income Series
     Maryland Series
     Massachusetts Series
     Michigan Series
     New Jersey Series
     New York Series
     North Carolina Series
     Ohio Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

    Global Funds

Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
     Global Assets Portfolio
     Limited Maturity Portfolio
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Global Utility Fund, Inc.

(Right Column)

   Equity Funds

Prudential Allocation Fund
     Balanced Portfolio
     Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential Jennison Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund


    Money Market Funds

* Taxable Money Market Funds
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Special Money Market Fund
     Money Market Series
Prudential MoneyMart Assets

* Tax-Free Money Market Funds
Prudential Tax-Free Money Fund
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     Connecticut Money Market Series
     Massachusetts Money Market Series
     New Jersey Money Market Series
     New York Money Market Series

* Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

* Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
Institutional Money Market Series

(Left Column)

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


                     TABLE OF CONTENTS
                                                        Page
Fund Highlights ........................................   2
   Risk Factors and Special Characteristics ............   2
Fund Expenses ..........................................   4
FINANCIAL HIGHLIGHTS ...................................   5
How the Fund Invests ...................................   8
   Investment Objective  and Policies ..................   8
   Hedging and Income Enhancement Strategies ...........  11
   Other Investments and Policies ......................  13
   Investment Restrictions .............................  14
How the Fund is Managed ................................  15
   Manager .............................................  15
   Subadviser ..........................................  15
   Distributor .........................................  16
   Portfolio Transactions ..............................  18
   Custodian and Transfer and
   Dividend Disbursing Agent ...........................  18
How the Fund Values its Shares .........................  18
How the Fund Calculates Performance ....................  19
Taxes, Dividends and Distributions .....................  19
General Information ....................................  21
   Description of Common Stock .........................  21
   Additional Information ..............................  21
Shareholder Guide ......................................  22
   How to Buy Shares of the Fund .......................  22
   Alternative Purchase Plan ...........................  22
   How to Sell Your Shares .............................  25
   Conversion Feature-Class B Shares ...................  28
   How to Exchange Your Shares .........................  29
   Shareholder Services ................................  30
THE PRUDENTIAL MUTUAL FUND FAMILY ...................... A-1
------------------------------------------------------------
MF150A                                               4443442

------------------------------------------------------------
                      Class A: 37936G 30 3
          CUSIP Nos.: Class B: 37936G 20 4
                      Class C: 37936G 40 2
------------------------------------------------------------

(Right Column)

                       Global Utility
                         Fund, Inc.




Prudential Mutual Funds
Building Your Future           LOGO
On Our Strength sm




PROSPECTUS
November 29, 1995

                            GLOBAL UTILITY FUND, INC.

                       Statement of Additional Information


                                 November 29, 1995


    Global Utility Fund, Inc. (the Fund) is a diversified, open-end management investment company. The Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies in the utility industries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in a diversified portfolio of equity and debt securities of domestic and foreign utility companies, principally electric, telecommunications, gas or water companies. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

    The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is 1-800-225-1852.


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated November 29, 1995, a copy of which may be obtained upon request from the Fund at the address or telephone number above.


                                TABLE OF CONTENTS

                                                                 Cross-reference
                                                                    to page in
                                                           Page     Prospectus
                                                           ----   --------------


General Information .....................................  B-2           21

Investment Objective and Policies .......................  B-2            8

Investment Restrictions .................................  B-15          14

Information Regarding Directors and Officers ............  B-16          15

Management of the Fund ..................................  B-19          15

Portfolio Transactions and Brokerage ....................  B-23          18

Purchase and Redemption of Fund Shares ..................  B-24          22

Shareholder Investment Account ..........................  B-27          30

Net Asset Value .........................................  B-30          18

Taxes ...................................................  B-31          19

Performance Information .................................  B-33          19

Custodian, Transfer and Dividend Disbursing Agent
  and Independent Accountants ...........................  B-34          18

Financial Statements ....................................  B-36           -

Independent Auditors' Report ............................  B-48           -

Appendix ................................................  A-1            -


--------------------------------------------------------------------------------

MF150B

                               GENERAL INFORMATION

    Global Utility Fund, Inc. (the Fund), a Maryland corporation, is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund was incorporated under the name The Utility Income Fund, Inc. On October 20, 1989 the Fund changed its name to Global Utility Fund, Inc. The Fund operated as a closed-end fund until February 1, 1991. Since February 4, 1991, the Fund has operated as an open-end fund.

                        INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies in the utility industries. The Fund's total return will consist of current income and growth of capital. Wellington Management Company, the Fund's subadviser (the Subadviser), will seek to achieve the Fund's objective by investing, under normal circumstances, at least 65% of the Fund's total assets in a diversified portfolio of common stocks, debt securities and preferred stocks issued by domestic and foreign companies primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water. There can be no assurance that the Fund's investment objective will be achieved.

Utility Industries-Description and Risk Factors

    Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Prices are also regulated, with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

    The nature of regulation of utility industries is evolving both in the United States and in foreign countries. Changes in regulations in the United States increasingly allow utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. Furthermore, the Subadviser believes that the emergence of competition will result in utility companies potentially earning more than their traditional regulated rates of return. Although certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable. The Subadviser seeks to take advantage of favorable investment opportunities that are expected to arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

    Foreign utility companies are also subject to regulation, although such regulation may or may not be comparable to that in the United States. Foreign regulatory systems vary from country to country, and may evolve in ways different from regulation in the United States. See "Foreign Securities" in this Statement of Additional Information and in the Prospectus.


    The Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, the Subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and also in more mature economies. In addition, the economic unification of European markets is expected to improve economic growth, reduce costs and increase competition in Europe, which will result in opportunities for investment by the Fund in European utility industries. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.


    The revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. The Subadviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Further descriptions of some of the anticipated opportunities and risks of specific segments within the global utility industries are set forth below.


    Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many such companies also provide other energy-related services.
Domestic electric utility companies in general recently have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies recently have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental, nuclear facility and other safety regulations and changes in the regulatory climate. For example, in the United States, the construction and operation of nuclear power facilities is subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that regulators may disallow inclusion of these costs in rate authorizations.


    Telecommunications. The telephone communications industry is a distinct utility industry segment that is subject to different risks and opportunities. Companies that provide telephone services and access to the telephone networks comprise the largest portion of this segment. The telephone industry is large and highly concentrated. Telephone companies in the United States are still experiencing the effects of the break-up of American Telephone & Telegraph Company, which occurred in 1984. Since that date the number of local and long-distance companies and the competition among such companies has increased. In addition, since 1984, companies engaged in telephone communication services have expanded their nonregulated activities into other businesses, including cellular telephone services, data processing, equipment retailing and software services. This expansion has provided significant opportunities for certain telephone companies to increase their earnings and dividends at faster rates than have been allowed in traditional regulated businesses. Increasing competition and other structural changes, however, could adversely affect the profitability of such utilities.

    Gas. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruption in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Subadviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal.


    Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world, the industry is highly fragmented, because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Subadviser, there may be opportunities for certain companies to acquire other water utility companies. The Subadviser believes that favorable investment opportunities may result from consolidation within this industry.


    There can be no assurance that the positive developments noted above, including those relating to business growth and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

Foreign Securities


    Foreign securities in which the Fund invests generally will be denominated in foreign currencies and will be traded on foreign markets, including foreign stock exchanges. Foreign securities also may include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency. These securities include, but are not limited to, securities traded in the form of American Depository Receipts (ADRs) and securities registered in the United States by foreign (including Canadian) governmental or private issuers, foreign banks and foreign branches of U.S. banks. These securities also include European Depository Receipts and Global Depository Receipts (EDRs and GDRs, respectively).


    Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the Fund of investments in those countries. Costs may be incurred in connection with conversions between various currencies. Moreover, there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers.

    The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. A change in the value of any such currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These changes will also affect the Fund's return, income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of the U.S. dollar strengthens against a foreign currency after the Fund's income has been accrued and translated into U.S. dollars, the Fund would experience a foreign currency loss. Similarly, if the U.S. dollar value weakens against a foreign currency between the time the Fund incurs expenses and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease investment company taxable income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar value that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease investment company taxable income. To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in exchange rates, decreases in the value of the currencies of the countries in which the Fund invests relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by factors such as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

    The costs attributable to foreign investing that the Fund must bear are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return to investors on these securities. Tax treaties between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject. See "Taxes."

Other Investment Strategies

    At the discretion of the Subadviser, the Fund may employ the following strategies in pursuing its investment objective.

    Lending of Securities and Repurchase Agreements. As described in the Prospectus, consistent with applicable regulatory requirements, the Fund may lend securities valued at up to 30% of its total assets to brokers, dealers, banks or other recognized institutional borrowers of securities, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of the replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. The Fund may pay reasonable administrative and custodial fees in connection with loans of its securities.

    The Fund may purchase U.S. Government securities and concurrently enter into "repurchase agreements" with the seller of the securities whereby the seller agrees to repurchase the securities at a specified price within a specified time (generally one business day). The Fund's repurchase agreements will at all times be fully collateralized in an amount as least equal to the repurchase price, including accrued interest earned on the loan. The collateral will be held by the Fund's custodian bank, either physically or in a book-entry account. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the value of its total assets would be invested in such repurchase agreements and other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market.

    The Fund will enter into securities lending and repurchase agreement transactions only with parties that meet creditworthiness standards approved by the Fund's Board of Directors. The Subadviser will monitor and evaluate the creditworthiness of such parties under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a contra-party, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The law regarding the rights of the Fund is unsettled if the financial institution that is the contra-party to the agreement becomes subject to a bankruptcy or other similar proceeding. The law regarding the rights of the Fund is unsettled. As a result, under these circumstances there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss.

    When-Issued and Delayed Delivery Securities. From time to time in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis, i.e., delivery and payment can take place as much as a month or more after the date of the transaction. The purchase price and other terms of the securities are fixed on the transaction date. Such investments are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such investments in determining its net asset value on each day that net asset value is determined. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the underlying securities. To facilitate such acquisitions, the Fund's custodian bank will maintain, in a separate account of the Fund, cash equivalents or U.S. Government or other high quality debt securities from its portfolio, marked to market daily and having a value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other assets held in its portfolio, incur a gain or loss due to market fluctuation.

    High Yield Securities. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Subadviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Additional Investment Policies

    In seeking to protect against the effect of changes in interest rates or currency exchange rates that are adverse to the present or prospective position of the Fund and to enhance returns, the Fund may employ certain hedging, yield enhancement and risk management techniques including the purchase and sale of options, futures and options on futures on equity and debt securities, indices of prices of equity and debt securities, other financial indices, foreign currencies and forward contracts on foreign currencies. The Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations. See "Taxes."

    Options on Securities

    The Fund may purchase put and call options and write covered put and call options on equity and debt securities, aggregates of equity and debt securities or indices of prices thereof, other financial indices and foreign currencies. These may include options traded on U.S. or foreign exchanges and options traded in U.S. or foreign over-the-counter (OTC) markets. Currently, many options on equity securities and options on currencies are exchange-traded, whereas options on debt securities are primarily traded on the OTC market.

    When the Fund writes an option, it receives a premium which it retains whether or not the option is exercised. The Fund's principal objective in writing options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

    The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price). By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to sell, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Fund writes a call option, the Fund loses the potential for a gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

    Conversely, the purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

    The Fund may write only "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its Custodian for the term of the option a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations having a value at least equal to the fluctuating market value of the optioned securities. A put option written by the Fund will be considered "covered" if, so long as the Fund is obligated as the writer of the option, it owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option, or it deposits and maintains with its Custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

    The Fund may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same exercise price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also deposit in a segregated account with its Custodian cash, U.S. Government securities or other liquid high-grade debt obligations equivalent in value to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security.

    The Fund may write both American style options and European style options. An American style option is an option which may be exercised by the holder at any time prior to its expiration. A European style option, however, may only be exercised as of the expiration of the option. The writer of an American style option has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since such options may be exercised by the holder at any time prior to the expiration of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period. If a call option is exercised the writer must fulfill the obligation to sell the underlying security at the exercise price, which will usually be lower than the then market value of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

    The writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be canceled by the exchange's affiliated clearing organization. However, the writer of an option may not effect a closing purchase transaction after being notified of the exercise of the option. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

    An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in a particular option the Fund has purchased with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option the Fund has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a securities exchange (Exchange) on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options would continue to be exercisable in accordance with their terms.

    Exchange-traded options in the U.S. are issued by clearing organizations affiliated with the Exchange on which the option is listed which, in effect, give their guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors will evaluate the creditworthiness of any dealer from which the Fund proposes to purchase options.

    Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally sold the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, inability to enter into a closing purchase transaction may result in material losses to the Fund. For example, since the Fund must maintain a covered position with respect to any call option on a security it writes, the Fund may be limited in its ability to sell the underlying security while the option is outstanding. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous.

    The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

    The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close out the position or take delivery of the underlying security at the exercise price. In that case, the Fund's return will be the premium received from writing the put option, minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money covered put options may be written by the Fund in the same market environments in which call options are written in equivalent buy-and-write transactions.

    The Fund may purchase a call option on a security it intends to acquire in order to hedge against (and thereby benefit from) an anticipated market appreciation in the price of the underlying security at limited risk and with a limited cash outlay. If the market price does rise as anticipated, the Fund will benefit from that rise but only to the extent that the rise exceeds the premium paid. If the anticipated rise does not occur or if it does not exceed the premium, the Fund will bear the expense of the option premium without gaining an offsetting benefit.

    The Fund may purchase put options on securities to hedge against a decline in the value of its portfolio. If the market price of the Fund's portfolio should increase, however, the profit which the Fund might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options on securities to hedge against an anticipated rise in the price it will have to pay for securities it intends to buy in the future. If the market price of the securities should fall instead of rise, however, the benefit the Fund obtains from purchasing the securities at a lower price will be reduced by both the amount of the premium paid for the call options and transaction costs.

    The Fund may purchase put options if the Fund believes that a defensive posture is warranted for all or a portion of its portfolio. Protection is provided during the life of the put because the put gives the Fund the right to sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price below the exercise price. This right limits the Fund's losses from the security's possible decline in value below the strike price of the option to the premium paid for the put option and related transaction costs.

    The Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which historically have a high degree of positive correlation to the values of such portfolio securities. If the Subadviser's judgement is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. But the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on an underlying security it owns. If the Subadviser's judgement is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

    The Fund may similarly wish to hedge against appreciation in the value of securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected securities, the values of which historically have a high degree of positive correlation to values of securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized immediately above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

    Futures Contracts

    The Fund will enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of equity and debt securities, aggregates of debt securities or indices of prices thereof, aggregates of equity securities or indices of prices thereof, and other financial indices. It may also enter futures contracts for the purchase or sale of foreign currencies (such as the Japanese Yen, the British Pound and the West German Deutsche Mark) or composite foreign currencies (such as the European Currency Unit) in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute an appropriate vehicle for hedging. The Fund may enter into such futures contracts both on U.S. and foreign exchanges.

    A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

    At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from 3 to 15% of the value of the securities or the commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark to market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of short futures position) in the contract's value since the preceding day.

    Although futures contracts by their terms may call for the actual delivery or acquisition of underlying securities or currency, in most cases the contractual obligation is extinguished or offset before the expiration of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying securities or currency. In all transactions on a U.S. futures exchange, the Fund will incur brokerage fees and related transaction costs when it purchases or sells futures contracts. The Fund may also incur brokerage fees and related transaction costs when it purchases or sells futures contracts in markets outside the United States.

    The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Subadviser may still not result in a successful transaction.

    In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Subadviser's judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its assets which it has hedged because it will have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may, but will not necessarily, be at increased prices which reflect the rising market. Consequently, the Fund may have to sell assets at a time when it may be disadvantageous to do so.

    If the Fund seeks to hedge against a decline in the value of its portfolio securities and sells futures contracts for that purpose on other securities which historically have had a high degree of positive correlation to the value of the portfolio securities, the value of its portfolio securities might decline more rapidly than the value of a poorly correlated futures contract rises. In that case, the hedge will be less effective than if the correlation had been greater. In a similar but more extreme situation, the value of the futures position might in fact decline while the value of portfolio securities holds steady or rises. This would result in a loss that would not have occurred but for the attempt to hedge.

    Options on Futures Contracts

    The Fund will also enter into options on futures contracts for certain bona fide hedging, yield enhancement and risk management purposes. The Fund may purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign futures exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or it segregates and maintains with its Custodian for the term of the option cash, U.S. Government securities or other liquid high-grade debt obligations equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash, U.S. Government securities or liquid high-grade debt obligations at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.

    Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire. If the market price of the underlying futures contract when the option is exercised is below the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

    Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

    The Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates or fluctuating currency exchange rates. The Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of declining interest rates or fluctuating currency exchange rates.

    Interest Rate Futures Contracts and Options Thereon

    The Fund will purchase or sell interest rate futures contracts to take advantage of, or to protect the Fund against, fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

    Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's Custodian assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash, U.S. Government securities or other liquid, high-grade debt obligations from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

    The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

    The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

    Currency Futures and Options Thereon

    Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

    The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Subadviser, in purchasing an option, has been correct in its judgement concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

    Options on Currencies

    Instead of purchasing or selling futures or forward currency exchange contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in OTC markets or by writing put options or covered call options on currencies. A put option gives the Fund the right to purchase a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing such options.

    As in the case of interest rate futures contracts and options thereon, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

    Special Characteristics of Forward Currency Contracts and Associated Risks

    The Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward currency contracts or foreign currency exchange rates. A forward currency contract involves bilateral obligations of one party to purchase, and another party to sell, a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time the contract is entered into.

    The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars per unit of foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

    The Fund also may use forward currency contracts to "lock-in" the U.S. dollar value of portfolio positions, to increase the Fund's exposure to foreign currencies that the Subadviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used. The Fund may only cross-hedge using a currency bearing, in the Subadviser's view, a high degree of positive correlation to the currency being hedged.

    The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure on such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Subadviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

    At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

    The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commission are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    Additional Risks of Options on Securities and Currencies, Futures Contracts, Options on Futures Contracts and Forward Contracts

    Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lesser trading volume.

    Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances. If so, this would limit the ability of the Fund to fully hedge against these risks.

    Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Subadviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market until they reopen. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security.

    A holder of a stock index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call, if such a change causes the closing index value to fall below the exercise price of the option on that index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

    Special Risk Considerations Relating to Futures and Options Thereon

    The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

    Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Fund's Subadviser to predict correctly movements in the direction of interest rates and currency exchange rates and other factors affecting markets for securities. If the Subadviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts

    The Fund will engage in transactions in interest rate and foreign currency futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash, U.S. Government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Fund's Custodian to cover the position, or the Fund will own an offsetting position in securities, currencies or other options, forward-currency contracts or futures contracts sufficient to ensure that the use of such techniques is unleveraged. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above and the economic limitations that are implicit in the use of futures and options on futures, within these restrictions, only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with rules and regulations of the CFTC and not for speculation.

    Although the Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, when futures positions are used to hedge portfolio securities, such securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Illiquid Securities

    The Fund has adopted the following nonfundamental investment policy which may be changed by the vote of the Board of Directors:

        The Fund may not invest more than 10% of its total assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities eligible for resale in accordance with Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

        The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities.

    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are not otherwise readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased, directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Subadviser anticipates that the market for certain restricted securities such as foreign convertible securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Subadviser will monitor the liquidity of restricted securities in the Fund's portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the Subadviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

    In addition to the foregoing limitation on investment in illiquid securities, the Fund has adopted a nonfundamental limitation that would limit its investments in certain restricted securities to 5% of the Fund's assets. For purposes of this limitation, restricted securities are those which are restricted from sale to the public without registration under the Securities Act, but excludes restricted securities eligible for resale pursuant to Rule 144A that the Board of Directors has determined to be liquid.

Borrowing

    As stated in the Prospectus, the Fund may borrow an amount up to 33 1/3% of the value of its total assets (computed at the time the loan is made) from banks for temporary or emergency purposes. However, the Fund will not purchase portfolio securities if borrowings exceed 5% of the Fund's total assets. Upon the vote of the Board of Directors to change the nonfundamental policy described above, the Fund is authorized, at the Subadviser's discretion and under the supervision of the Board of Directors, to borrow from banks amounts up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the specific bank borrowing, which is equivalent to permitting such borrowing to equal 50% of the value of the Fund's net assets.

Portfolio Turnover


    The Fund has no fixed policy with respect to portfolio turnover; however, as a result of the Fund's investment policies, the Subadviser expects the annual portfolio turnover rate will be less than 100%. For the Fund's fiscal years ended September 30, 1994 and 1995 its portfolio turnover was 19% and 15%, respectively. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund.

                             INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    (1) Invest 25% or more of its total assets in any nonutility industry. (The Fund will invest 25% or more of its total assets in the utility industries as a group. Utility industries for this purpose consist of companies primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water.) For this purpose "industry" does not include the U.S. Government and agencies and instrumentalities of the U.S. Government.

    (2) Invest more than 5% of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to U.S. Government agencies and instrumentalities.

    (3) As to 75% of its total assets, invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than U.S. Government Securities) or purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class.

    (4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions. The Fund may make deposits of margin in connection with futures contracts and options.

    (5) Invest in securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets; provided that the Fund may invest in securities issued by foreign investment companies to the extent permitted by the 1940 Act.

    (6) Make short sales of securities or maintain a short position, except in connection with the use of options, futures contracts, options thereon and forward currency contracts.

    (7) Issue senior securities, as defined in the 1940 Act, except that the Fund may borrow money from banks in an amount at the time of the borrowing not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed) less all liabilities and indebtedness other than the borrowing. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts as described in the Prospectus and collateral arrangements with respect thereto are not considered by the Fund to be the issuances of senior securities; and neither such arrangements, the purchase or sale of securities on a when-issued or delayed delivery basis nor obligations of the Fund to the Directors pursuant to deferred compensation arrangements, are deemed to be the issuance of a senior security.

    (8) Buy or sell commodities, commodity contracts, real estate or interests in real estate, except that the Fund may purchase and sell futures contracts, options on futures contracts and securities secured by real estate or interests therein or issued by companies that invest therein. Transactions in foreign currencies, forward currency contracts and options on foreign currencies, futures contracts and options on futures contracts are not considered by the Fund to be transactions in commodities or commodity contracts.

    (9) Make loans, except loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the purchase of debt securities in accordance with the Fund's investment objective and policies are not considered by the Fund to be "loans."

    (10) Make investments for the purpose of exercising control or management over the issuer of any security.

    (11) Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

    If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting in a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

    In order to comply with certain state "blue sky" restrictions, the Fund will not as a matter of operating policy:

    1. Invest in oil, gas and mineral leases.

    2. Invest in securities of any issuer if any officer or director of the Fund or the Fund's Manager or Subadviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

    3. Invest in the securities of foreign open-end investment companies.

    4. Purchase warrants if as a result the Fund would then have more than 5% of its assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the Fund's net assets (determined at the time of investment). For purposes of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

    5. Purchase more than 10% of the voting securities of any issuer.

    6. Invest more than 10% of its assets in securities which the Fund would be restricted from selling to the public without registration under the Securities Act, but excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that are determined to be liquid by the Board of Directors, securities of unseasoned issuers including their predecessors, which have been in operation for less than three years and equity securities of issuers which are not readily marketable.

                  INFORMATION REGARDING DIRECTORS AND OFFICERS


Name, Address                 Position(s) held                               Principal Occupations
  and Age                       with the Fund                                 During Past 5 Years
-------------                 ----------------                               ---------------------

*Daniel S. Ahearn, PHD (70)       Director            President of Capital Markets Strategies Company; Consultant to
50 Congress Street                                      Wellington Management Company (Wellington Management);
Boston, MA 02109                                        formerly Senior Vice President (1979-1993) and Partner
                                                        (1979-1990)  of  Wellington  Management;   Director  of  U.S.  Smaller
                                                        Companies  Investment  Trust plc, First  Financial Fund, Inc. and The
                                                        High Yield Plus  Fund,  Inc.;  Trustee  of  Winchester  Hospital;  Member
                                                        of  Massachusetts Financial Advisory Board;  Member of PSA Treasury
                                                        Borrowing Advisory  Committee; former Assistant to the
                                                        Secretary of the Treasury for Debt Management.


*Edward D. Beach (71)             President and       President and Director of BMC Fund, Inc., a closed-end investment
800 Golfview Park                 Director              company; prior thereto, Vice Chairman of Broyhill Furniture
Lenoir, NC 28645                                        Industries, Inc.; Certified Public Accountant; Secretary and
                                                        Treasurer of Broyhill Family  Foundation, Inc.; Member of the Board
                                                        of Trustees  of Mars Hill  College; President, Treasurer and Director of
                                                        First Financial Fund, Inc. and The High Yield Plus Fund, Inc.; Director
                                                        of The Global Total Return Fund, Inc. and The Global Government
                                                        Plus Fund, Inc.


Thomas T. Mooney (54)             Director            President of the Greater Rochester Metro Chamber of Commerce;
55 St. Paul Street                                      former Rochester City Manager; Trustee of Center for
Rochester, NY 14604                                     Governmental Research, Inc.; Director of Blue Cross of Rochester,
                                                        Monroe County Water Authority,  Rochester Jobs, Inc., Northeast-
                                                        Midwest Institute,  The Business Council of New York State,
                                                        Executive  Service Corps of Rochester,  Monroe County Industrial
                                                        Development  Corporation,  First Financial Fund, Inc., The Global
                                                        Government Plus Fund, Inc., The Global Total Return Fund, Inc. and
                                                        The High Yield Plus Fund, Inc.




Name, Address                 Position(s) held                               Principal Occupations
  and Age                       with the Fund                                 During Past 5 Years
-------------                 ----------------                               ---------------------
*Richard A. Redeker (52)          Director            President, Chief Executive Officer and Director (since October 1993),
One Seaport Plaza                                       of Prudential Mutual Fund Management, Inc. (PMF); Executive Vice
New York, NY 10292                                      President, Director and Member of the Operating Committee
                                                        (since October 1993), Prudential Securities Incorporated (Prudential
                                                        Securities); Director (since October 1993) of Prudential Securities
                                                        Group, Inc.; Executive Vice President, The Prudential Investment
                                                        Corporation (since July 1994); Director (since January 1994)
                                                        of Prudential Mutual Fund Distributors, Inc. (PMFD) and
                                                        Prudential Mutual Fund Services, Inc. (PMFS); formerly Senior
                                                        Executive Vice President and Director of Kemper Financial Services,
                                                        Inc. (September 1978-September 1993); Director of The Global
                                                        Government Plus Fund, Inc., The Global Total Return Fund, Inc. and
                                                        The High Yield Income Fund, Inc.

Sir Michael Sandberg (68)         Director            Chairman, Broadstreet, Inc.; Director of International Lottery and
11 St. James Square                                     Totalizator Systems, Broadstreet, Inc., and The Global Total Return
London SW1Y4LB,                                         Fund, Inc.; Chairman and Director of PRICOA Worldwide Investors
England                                                 Portfolio; former Chairman of Hong Kong and Shanghai Banking
                                                        Corporation and British Bank of the Middle East (1977-1986).

Robin B. Smith (56)               Director            President (since September 1981) and Chief Executive Officer (since
382 Channel Drive                                       January 1988), Publishers Clearing House; Director of Bell
Port Washington, NY 11050                               South Corporation, The Omnicom Group, Inc., Texaco Inc., Springs
                                                        Industries  Inc.,  First Financial Fund, Inc., The Global Total Return
                                                        Fund, Inc., The High Yield Income Fund, Inc., and The High Yield
                                                        Plus Fund, Inc.


Nancy H. Teeters (65)             Director            Economist; formerly, Vice President and Chief Economist (March
c/o Prudential Mutual Fund                              1986-June 1990) of International Business Machines Corporation;
Management, Inc.                                        former Member of the Board of Governors of the Horace H.
One Seaport Plaza                                       Rackham School of Graduate Studies of the University of Michigan;
New York, NY 10292                                      Director of Inland Steel Industries (since July 1991), First Financial
                                                        Fund, Inc. and The Global Total Return Fund, Inc.


Robert F. Gunia (49)              Vice President      Chief Administrative Officer (since July 1990), Director (since January
One Seaport Plaza                                       1989), Executive Vice President, Treasurer and Chief Financial
New York, NY 10292                                      Officer of PMF; Senior Vice President (since March 1987)
                                                        of Prudential Securities; Executive Vice President, Treasurer,
                                                        Comptroller, and Director (since March 1991) of PMFD; Director
                                                        (since June 1987) of PMFS; Vice President and Director of The Asia
                                                        Pacific Fund, Inc. (since May 1989).

Grace Torres (36)                 Treasurer and       First Vice President (since March 1994) of PMF and Prudential
One Seaport Plaza                 Principal Financial   Securities. Prior thereto, Vice President, Bankers Trust Company.
New York, NY 10292                and Accounting
                                  Officer


Stephen M. Ungerman (42)          Assistant           First Vice President of PMF (since February 1993). Prior thereto,
One Seaport PIaza                 Treasurer             Senior Tax Manager at Price Waterhouse.
New York, NY 10292


S. Jane Rose (49)                 Secretary           Senior Vice President (since January 1991) and Senior Counsel
One Seaport Plaza                                     and First Vice President (June 1987-December 1990) of
New York, NY 10292                                    PMF; Senior Vice President and Senior Counsel of Prudential
                                                      Securities (since July 1992); formerly Vice President and Associate
                                                      General Counsel of Prudential Securities.



Name, Address                 Position(s) held                               Principal Occupations
  and Age                       with the Fund                                 During Past 5 Years
-------------                 ----------------                               ---------------------


Ronald Amblard (37)               Assistant           First Vice President (since January 1994) and Associate General
One Seaport Plaza Secretary                             Counsel (since January 1992) of PMF; Vice President and Associate
New York, NY 10292                                      General Counsel of Prudential Securities (since January 1992);
                                                        formerly, Assistant General Counsel (August 1988-December 1991),
                                                        Associate Vice President (January 1989-December 1990) and Vice
                                                        President (January 1991-December 1993) of PMF.

-------------------
* Indicates those directors that are "interested persons" of the Fund as defined in the 1940 Act.


    The Directors of the Fund, other than Mr. Ahearn, are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Mutual Fund Distributors, Inc.

    Sir Michael Sandberg, one of the Fund's Directors, resides outside the United States and substantially all of his assets are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon such director or to enforce against such director, in United States or foreign courts, judgements obtained in United States courts predicated upon the civil liability provisions of the United States federal securities laws.

    The officers conduct and supervise the daily business operations of the Fund, while the directors, in addition to their functions set forth under "Management of the Fund" below, review such actions and decide on general policy.

    The Fund pays each of its Directors who is not an affiliated person of the Manager or the Subadviser annual compensation of $6,000 and $500 per Board meeting attended, in addition to certain out-of-pocket expenses. Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund.

    Ms. Smith receives her Director's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Securities and Exchange Commission (SEC), at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund.


    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999. In addition, Mr. Ahearn has notified the Fund of his intention to retire on December 31, 1995.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager or Subadviser, as appropriate, pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager or Subadviser.

    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended September 30, 1995 to the Directors who are not affiliated with the Manager or Subadviser and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other investment companies registered under the 1940 Act managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the calendar year ended December 31, 1994.

                               Compensation Table

                                                                                          Total
                                                   Pension or                          Compensation
                                                   Retirement                           From Fund
                                   Aggregate    Benefits Accrued Estimated Annual        and Fund
                                 Compensation   As Part of Fund    Benefits Upon       Complex Paid
Name and Position                  From Fund       Expenses         Retirement         to Directors
-----------------                ------------   ---------------- ----------------      ------------

Edward D. Beach, Director           $8,000           None              N/A           $159,000(20/39)**

Thomas T. Mooney, Director          $8,000           None              N/A           $126,000(15/36)**

Sir Michael Sandberg, Director      $8,000           None              N/A           $ 22,000(2/2)**

Robin B. Smith, Director            $8,000*          None              N/A           $ 55,000*(6/15)**

Nancy H. Teeters, Director          $8,000           None              N/A           $ 95,000(12/28)**

 *All compensation for the calendar year ended December 31, 1994 represents deferred compensation. Aggregate compensation from the Fund for the fiscal year ended September 30, 1995, including accrued interest, amounted to approximately

  $9,697, all of which represents deferred compensation. Aggregate compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1994, including accrued interest, amounted to approximately $57,417.

**Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

    As of November 3, 1995, the Directors and officers of the Fund as a group owned less than 1% of the outstanding common stock of the Fund.

    As of November 3, 1995, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were:
Richard L. Campbell, 1367 Vernon North Drive, Dunwoody, GA, who held 2,669 Class C shares (7.0%); Ernie Romero, 333 Gerald Drive, Lafayette, LA, who held 1,902 Class C shares (5.0%) and Coben, Inc., 8615 Marbach Road, San Antonio, TX, which held 3,936 Class C shares (10.3%).

    As of November 3, 1995, Prudential Securities was the record holder for other beneficial owners of 6,145,873 Class A shares (or 74% of the outstanding Class A shares), 11,707,719 Class B shares (or 77% of the outstanding Class B shares) and 34,214 Class C shares (or 90% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is record holder.

                             MANAGEMENT OF THE FUND

The Manager

    The manager of the Fund is Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed-Manager" in the Prospectus. As of October 31, 1995, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $50 billion. According to the Investment Company Institute, as of September 30, 1995, the Prudential Mutual Funds were the 13th largest family of mutual funds in the United States.

    PMF is a subsidiary of Prudential Securities Incorporated (PSI) and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

    Prudential is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons world-wide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisers. It insures or provides other financial services to more than 50 million people worldwide-to more than one of every five people in the United States. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. As of December 31, 1994, Prudential through its subsidiaries provided automobile insurance for more than 1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by PSI for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.


    Based on data for the year ended December 31, 1994 for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $100 million in bond transactions and over $4.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 57,000 trades in money market securities and held on average $21 billion of money market securities. Based on complex-wide data for the year ended December 31, 1994, on an average day, 7,168 shareholders telephoned PMFS, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls and approximately 1.1 million fund transactions.



    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the

Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.


    For its services, PMF receives from the Fund, pursuant to the Management Agreement, a fee at an annual rate of .70% of the average daily net assets of the Fund up to and including $250 million, .55% of the Fund's average daily net assets in excess of $250 million up to and including $500 million, .50% of the Fund's average daily net assets in excess of $500 million up to and including $1 billion and .45% of the Fund's average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended September 30, 1995. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of the Fund's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1-1/2% of such assets in excess of $100 million.


    In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses: the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Subadviser; all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and the subadvisory fee payable to the Subadviser pursuant to the Subadvisory Agreement among the Fund, PMF and the Subadviser (the Subadvisory Agreement), dated February 4, 1991.


    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's Subadviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organizational expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or "interested persons" of any such party, on May 4, 1995, and by shareholders of the Fund, on December 20,1990.


The Subadviser

    Wellington Management Company (Wellington Management), 75 State Street, Boston, Massachusetts 02109, serves as the Fund's Subadviser. The Subadvisory Agreement provides that Wellington Management shall furnish investment advisory services in connection with the management of the Fund. In connection therewith, Wellington Management is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Wellington Management's performance of such services. Under the Subadvisory Agreement, PMF, not the Fund, pays Wellington Management a fee, computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets for the portion of such assets up to and including $250 million, .35% of the Fund's average daily net assets in excess of $250 million up to and including $500 million, .30% of the Fund's average daily net assets in excess of $500 million up to and including $1 billion and .25% of the Fund's average daily net assets in excess of $1 billion.


    The Subadvisory Agreement provides that Wellington Management will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by any party upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Subadvisory Agreement was last approved by the Board of Directors of the Fund, including all of the Directors who are not parties to the contract or "interested persons" of any such party as defined in the Investment Company Act on May 4, 1995, and by shareholders of the Fund, on December 30, 1991.

    For the fiscal years ended September 30, 1993, 1994 and 1995, the Fund paid $1,464,779, $2,628,090 and $2,361,766, respectively, to PMF under the Management Agreement and PMF paid subadvisory fees of $1,046,270, $1,808,784 and $1,639,306, respectively, to Wellington Management under the Subadvisory Agreement.


The Distributor


    Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class A shares of the Fund. Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class B and Class C shares of the Fund.


    Pursuant to separate Plans of Distribution (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and separate distribution agreements (the Distribution Agreements), PMFD and Prudential Securities (collectively, the Distributor) incur the expenses of distributing the Fund's Class A shares, Class B shares and Class C shares. See "How the Fund is Managed-Distributor" in the Prospectus.


    Prior to February 4, 1991, the Fund operated as a closed-end fund and offered only one class of shares (the existing Class A shares). On October 15, 1990, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to the Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on the Class A Plan, adopted a plan of distribution for the Class A shares of the Fund. On November 13, 1990, the Board of Directors, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on the Class B Plan, adopted a plan of distribution for the Class B shares of the Fund. On February 10, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved modifications to the Fund's Class A and Class B Plans and Distribution Agreements to conform them to recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 5, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 4, 1995. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

    Class A Plan. For the fiscal year ended September 30, 1995, PMFD received payments of $307,092, under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended September 30, 1995, PMFD also received approximately $73,400 in initial sales charges.

    Class B Plan. For the fiscal year ended September 30, 1994, Prudential Securities received $2,379,836 from the Fund under the Class B Plan and spent approximately $944,700 in distributing the Fund's Class B shares. It is estimated that of the latter amount, $40,900 (4.3%) was spent on printing and mailing of prospectuses to other than current shareholders; $125,600 (13.3%) on compensation to Pruco Securities Corporation (Prusec), an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and $778,200 (82.4%) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers ($393,900 or 41.7%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($384,300 or 40.7%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares, and (d) other incidental expenses relating to branch promotion of Fund shares.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charge" in the Prospectus. The amount of distribution expenses reimbursable by Class B shares of the Fund is reduced by the amount of such proceeds. For the fiscal year ended September 30, 1995, Prudential Securities received contingent deferred sales charges of approximately $984,000.

    Class C Plan. For the fiscal year ended September 30, 1995, Prudential Securities received $4,099 under the Class C Plan and spent approximately $4,500 in distributing the Fund's Class C shares. Prudential Securities receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended September 30, 1995, Prudential Securities received approximately $800 in contingent deferred sales charges upon certain redemptions of Class C shares.


    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to the other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendment to the Class A Plan) and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify PMFD and Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act. The Distribution Agreement for the Class A shares was approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on October 15, 1990. The Distribution Agreement for the Class B shares was similarly approved on November 13, 1990. The Distribution Agreement for the Class C shares was similarly approved on May 5, 1993 and was amended on May 5, 1994. Each Distribution Agreement was last approved on May 4, 1995.




    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSl's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSl's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Secunties Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

    NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75% of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to policies established by the Board of Directors of the Fund and the oversight and review of the Manager, the Subadviser will arrange for the execution of the Fund's portfolio transactions and the allocation of brokerage. In executing portfolio transactions, the Subadviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. The Fund may invest in securities traded in the OTC markets and deal directly with the dealers who make markets in the securities involved, unless a better price or execution could be obtained by using a broker. While the Subadviser generally will seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with best net results in particular transactions. The Fund will not deal with Prudential Securities (or any affiliate) in any transaction in which Prudential Securities acts as principal. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Prudential Securities.

    In placing orders with brokers and dealers, the Subadviser will attempt to obtain the best net price and the most favorable execution for orders; however, the Subadviser may, in its discretion, purchase and sell portfolio securities through brokers and dealers who provide the Subadviser or the Fund with research, analysis, advice and similar services. The Subadviser may, in return for research and analysis, pay brokers a higher commission than may be charged by other brokers, provided that the Subadviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Subadviser to the Fund and its other clients, and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Information and research received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by the Manager under its Management Agreement with the Fund and by the Subadviser under the Subadvisory Agreement. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Subadviser's policy is to pay higher commissions to brokers or futures commission merchants other than Prudential Securities (or any affiliate) for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Subadviser's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Purchases and sales of securities, futures or options on futures on an exchange (including a board of trade), and options on securities may be effected through securities brokers or futures commission merchants that charge a commission for their services. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, the Fund may use Prudential Securities and its affiliates for brokerage transactions. In order for Prudential Securities or its affiliates to effect any such transaction for the Fund, the commissions, fees or other remuneration received by Prudential Securities or its affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. The Fund's Board of Directors has adopted procedures designed to ensure that all brokerage commissions, fees or other remuneration paid to such firm or its affiliates are reasonable and fair.

    Investment decisions for the Fund and for other investment accounts managed by the Subadviser are made independently of each other in the light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated to accounts according to a formula deemed equitable to each account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

    The Fund's brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

    In accordance with Section 11(a) under the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or any affiliate) by applicable law.


    The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities for the three-year period ended September 30, 1995.


                                                                        Fiscal year ended September 30,
                                                                            1995      1994      1993
                                                                          --------  --------  --------
Total brokerage commissions paid by the Fund ..........................   $258,076  $284,986  $201,807
Total brokerage commissions paid to Prudential Securities .............   $  3,000  $  2,400  $  1,500
Percentage of total brokerage commissions paid to Prudential Securities       1.2%      0.8%      0.7%

    The Fund effected approximately 1.3% of the total dollar amounts of its transactions involving the payment of commissions through Prudential Securities during the fiscal year ended September 30, 1995.


                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares), or
(ii) on a deferred basis (Class B or Class C shares). See "Shareholders Guide-How to Buy Shares of the Fund" in the Prospectus.

    Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A distribution and service plan to both Class A and Class B shareholders) and
(iii) only Class B shares have a conversion feature. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account-Exchange Privilege."

Specimen Price Make-up

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5% and Class B* and Class C* shares are sold at net asset value.

    Using the Fund's net asset value at September 30, 1995, the maximum offering price of the Fund's shares was as follows:


        Class A

        Net asset value and redemption price per share ...............................  $14.72
                                                                                        ------
        Maximum Sales Charge (5% of offering price) ..................................     .77
                                                                                        ------
        Offering price to public .....................................................  $15.49
                                                                                        ======


        Class B

        Net asset value, offering price, and redemption price per Class B share* .....  $14.71
                                                                                        ======

        Class C

        Net asset value, offering price, and redemption price per Class C share* .....  $14.71
                                                                                        ======



        *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.  See "Shareholder  Guide-How to Sell Your Shares-Contingent
         Deferred Sales Charges" in the Prospectus.

Reduction and Waiver of Initial Sales Charges-Class A Shares

    Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide-Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's  spouse, their children and their parents;

    (c) the individual's and spouse's Individual  Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individualor the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charges. All shares must be held either directly through the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

    Letters of Intent. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charges. All shares must be held either directly through the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in escrow in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

Waiver of the Contingent Deferred Sales Charge-Class B Shares

    The Contingent Deferred Sales Charge is waived under circumstances described in the Prospectus. See "Shareholder Guide-How to Sell Your Shares-Waiver of Contingent Deferred Sales Charges-Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver                          Required Documentation

Death                                       A copy of the shareholder's death certificate
                                            or,  in the  case of a  trust,  a copy of the
                                            grantor's death  certificate,  plus a copy of
                                            the trust agreement identifying the grantor.

Disability-An    individual    will   be    A copy of the Social Security  Administration
considered  disabled  if  he or  she  is    award  letter or a letter from a physician on
unable  to  engage  in  any  substantial    the physician's  letterhead  stating that the
gainful   activity   by  reason  of  any    shareholder  (or, in the case of a trust, the
medically   determinable   physical   or    grantor) is permanently disabled.  The letter
mental  impairment which can be expected    must also indicate the date of disability.
to   result   in   death  or  to  be  of
long-continued and indefinite duration.



Distribution   from  an  IRA  or  403(b)    A copy  of the  distribution  form  from  the
Custodial Account                           custodial  firm  indicating  (i) the  date of
                                            birth of the  shareholder  and (ii)  that the
                                            shareholder  is over age 59-1/2 and is taking
                                            a   normal    distribution-signed    by   the
                                            shareholder.

Distribution from Retirement Plan           A     letter     signed     by    the    plan
                                            administrator/trustee  indicating  the reason
                                            for the distribution.

Excess Contributions                        A letter from the shareholder (for an IRA) or
                                            the  plan  administrator/trustee  on  company
                                            letterhead   indicating  the  amount  of  the
                                            excess  and  whether  or not taxes  have been
                                            paid.


    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

    Quantity Discount-Class B Shares Purchased prior to August 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                      Contingent Deferred Sales Charge
         Year Since Purchase         as a Percentage of Dollars Invested
             Payment Made                    or Redemption Proceeds
         -------------------         -----------------------------------
                                   $500,001 to $1 million    Over $1 million
                                   ----------------------    ---------------
         First                               3.0%                  2.0%
         Second                              2.0%                  1.0%
         Third                               1.0%                    0%
         Fourth and thereafter                 0%                    0%


    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

    Automatic Reinvestment of Dividends and/or Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value on the record date. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date, to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    Exchange Privilege. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


    Class A. Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of certain Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares of the Fund or Class A or Class C shares of certain other Prudential Mutual Funds may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.


    The  following  money  market  funds  participate  in the  Class A  Exchange
Privilege:


        Prudential California Municipal Fund
          (California Money Market Series)
        Prudential Government Securities Trust
          (Money Market Series)
          (U.S. Treasury Money Market Series)
        Prudential Municipal Series Fund
          (Connecticut Money Market Series)
          (Massachusetts Money Market Series)
          (New Jersey Money Market Series)
          (New York Money Market Series)
        Prudential MoneyMart Assets
        Prudential Tax-Free Money Fund, Inc.


    Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares for shares of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any Fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

    Dollar Cost Averaging

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1


    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

          Period of
          Monthly investments:       $100,000   $150,000   $200,000   $250,000
          --------------------       --------   --------   --------   --------
          25 years                   $    110   $    165   $    220   $    275
          20 years                        176        264        352        440
          15 years                        296        444        592        740
          10 years                        555        833      1,110      1,388
          5 years                       1,371      2,057      2,742      3,428

    See "Automatic Savings Accumulation Plan"


----------
    1Some information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board.


    2The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Savings Accumulation Plan (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

    Further information about these programs and an application form can be obtained from the Fund's Transfer Agent, Prudential Securities or Prusec.

    Systematic Withdrawal Plan

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. The plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automaticially reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-Automatic Reinvestment of Dividends and/or Distributions" above.

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

    Tax-Deferred Retirement Plans

    Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-sheltered accounts" under
Section 403(b)(7) of the Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

    Tax-Deferred Retirement Accounts

    Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparsion of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                    Tax-Deferred Compounding1
          Contributions      Personal
          Made Over:          Savings               IRA
          ----------         --------             --------
          10 years            $ 26,165            $ 31,291
          15 years              44,675              58,649
          20 years              68,109              98,846
          25 years              97,780             157,909
          30 years              135,346            244,692

----------
    1 The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.


Mutual Fund Programs

    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE

    Under the 1940 Act, the Board of Directors of the Fund is responsible for determining in good faith the fair value of securities and other assets of the Fund. In accordance with procedures adopted by the Board of Directors, the value of the Fund's portfolio will be determined as described below.

    Net asset value per share will be determined daily as of 4:15 p.m. on each day the New York Stock Exchange (NYSE) is open for trading by dividing the value of the net assets of the Fund by the total number of common shares outstanding. Net asset value is calculated separately for each class. For purposes of determining the net asset value per share, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less the Fund's liabilities (including the outstanding principal amount of borrowings, if any, and the unpaid interest on borrowings, if any). The Fund will compute its net asset value on each day the NYSE is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the NYSE closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.


    In valuing the Fund's assets, any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. The value of each U.S. Government security and corporate debt security for which quotations are available will be based on the valuation provided by an independent pricing service. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Other portfolio securities that are actively traded in the OTC market, including listed securities for which the primary market is believed to be OTC, will be valued at the average of the quoted bid and asked prices provided by an independent pricing service or by principal market makers. Exchange-traded options are valued at their last sale price as of the close of options trading on the applicable exchange. If there is no sale on the applicable options exchange on a given day, options are valued at the average of the quoted bid and asked prices as of the close of the applicable exchange. The Fund may engage pricing services to obtain such prices. Futures contracts are marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchanges. Forward currency contracts will be valued at the current cost of covering or offsetting the contract. Securities and assets for which market quotations are not readily available (including OTC options) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, which determination shall be based in part on the valuation of other securities for which market quotations are available that are considered to be comparable in quality, interest rate and maturity.


    Quotations of foreign securities in a foreign currency will be converted to U.S. dollar equivalents at the closing rates of exchange. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates were to occur during such time period, the securities would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

    Short-term investments that mature in less than 60 days are valued at amortized cost if their term to maturity from date of purchase was less than 60 days or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of acquisition by the Fund was more than 60 days, unless this is determined by the Board of Directors not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest.

    The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution expense accrual differential among the classes.

                                      TAXES

    General. The Fund is qualified and intends to remain qualified as a regulated investment company (RIC) under the Internal Revenue Code. As a RIC, the Fund will not be subject to federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from certain foreign currency transactions) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders if at least 90% of its investment company taxable income for the taxable year (determined without regard to the deduction for dividends paid) is distributed (Distribution Requirement). To qualify for treatment as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or such currencies (Income Requirement); (2) derive less than 30% of its gross income each taxable year from the sale or other disposition of any of the following that were held for less than three months - securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) (30% Limitation); and (3) diversify its holdings so that, at the end of each quarter of its taxable year, (A) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (B) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

    Distribution Requirements. The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute during each calendar year substantially all of its ordinary income for that year (except for certain foreign currency gains or losses from transactions after October 31 of that year, which are treated for these purposes as arising in the following year) and capital gain net income for the twelve-month period ending on October 31 of that year, plus certain other amounts. The Fund intends to make distributions in accordance with this requirement. In general, for these purposes dividends and other distributions will be treated as paid when actually distributed, except that distributions declared in October, November or December of any year, payable to shareholders of record on a specified date in such a month and paid in January of the following year will be treated as having been paid by the Fund (and received by the shareholders) on December 31 of the year in which they were declared.

    Original Issue Discount. The Fund may purchase debt securities issued with original issue discount. Original issue discount that accrues in a taxable year will be treated as income earned by the Fund and therefore will be subject to the distribution requirements described above. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds thereof to make distributions in amounts necessary to satisfy the Distribution Requirement. The Fund may realize capital gains or losses from such dispositions, which would increase or decrease the Fund's investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the 30% Limitation, any such gains would reduce the Fund's ability to sell other securities (and certain options, futures, foreign currencies and forward contracts) held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

    Passive Foreign Investment Companies. A "passive foreign investment company"
(PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the

PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund elects to treat any PFIC in which it invests as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

    Hedging Transactions. The use of hedging strategies, such as writing and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of certain gains and losses the Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the 30% Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the 30% Limitation if they are held for less than three months.

    The 30% Limitation and the asset diversification requirements described above may limit the extent to which the Fund will be able to engage in transactions in options, futures and forward contracts. If the Fund satisfies certain requirements, then for purposes of determining whether the Fund satisfies the 30% Limitation, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge; thus, only the net gain, if any, from the designated hedge will be included in gross income for purposes of that limitation.

    Distributions. A portion of the dividends from the Fund's investment company taxable income may qualify for the deduction for dividends received allowable to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. Distributions of net capital gain, if any, will not be eligible for the dividends-received deduction.

    If the net asset value of Fund shares is reduced below a shareholder's cost as a result of a distribution by the Fund, the distribution nevertheless will be taxable. Investors should be careful to consider the tax implications of buying Fund shares just prior to a distribution. Those purchasing shares at that time will receive a distribution that nevertheless will be taxable to them.


    A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other Prudential Mutual Fund generally will have similar tax consequences. See "Shareholder Investment Account-Exchange Privilege" above. Special rules apply, however, when a shareholder (1) disposes of Fund shares through a redemption or exchange within 90 days after purchase thereof and (2) subsequently acquires shares of the Fund or any other Prudential Mutual Fund on which a sales charge normally is imposed (load fund) without paying any sales charge because of the exchange privilege or the repurchase privilege (see "Shareholder Guide" in the Prospectus). In these cases, any gain on the disposition of the original fund shares will be increased, or loss thereon decreased, by the amount of the sales charge paid when those shares were acquired; and that amount will increase the adjusted basis of the load fund shares subsequently acquired. In addition, if Fund shares are purchased within 30 days before or after redeeming Fund shares (whether pursuant to the repurchase privilege or otherwise), all or a portion of any loss on the redemption will not be deductible and instead will increase the basis of the newly purchased shares.

    Foreign Currency Gains and Losses. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, also are treated as ordinary income or loss. This income or loss, referred to as "section 988" gain or loss, increases or decreases the amount of the Fund's investment company taxable income available to be distributed to its shareholders rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income and net capital gain during a taxable year, the Fund would not be able to make any taxable distributions for that year, or distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as taxable distributions, reducing each shareholder's basis in his or her shares.

    Foreign Taxes. Dividends and interest received, and gains in respect of foreign securities realized, by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable Fund shareholders, in effect, to receive the benefit of the foreign tax credit with respect to certain foreign and U.S. possessions income taxes that may be paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. The Fund was not eligible to make such an election with respect to its fiscal year ended September 30, 1995, because the percentage of its assets invested in securities of U.S. issuers exceeded 50% at the end of that period.


Other Taxation

    The foregoing is only a summary of some, but not all, of the important federal tax considerations generally affecting the Fund and its shareholders. In addition to the federal tax considerations described above, there may be other federal, state, local or foreign tax considerations applicable to particular investors. Prospective investors are therefore advised to consult their own taxadvisers with respect to the tax consequences to them of an investment in the Fund.

                             PERFORMANCE INFORMATION

    Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                                P (1 + T)n = ERV

Where:  P = a hypothetical initial payment of $1,000
        T = average annual total return
        n = number of years
        ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    The average annual total return for Class A shares for the one-year, five-year and since inception periods ended September 30, 1995 was 8.52%, 13.59% and 11.28%, respectively. The average annual total return for the Class B shares for the one-year and since inception periods ended September 30, 1995 was 8.32% and 11.16%, respectively. The average annual total return for Class C shares for the one year and since inception periods ended September 30, 1995 was 12.32% and 10.10%, respectively.


    Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A and Class B shares. See "How the Fund Calculates Peformance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:


                                    ERV - P
                                    -------
                                        P

Where:  P = a hypothetical initial payment of $1000.
        ERV = Ending  Redeemable  Value  at  the  end  of  the  1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    The aggregate total return for Class A shares for the one-year, five-year and since inception periods ended on September 30, 1995 was 14.23%, 99.08% and 94.36%, respectively. The aggregate total return for the Class B shares for the one-year and since inception periods ended September 30, 1995 was 13.32% and 62.59%, respectively. The aggregate total return for Class C shares for the one year and since inception periods ended September 30, 1995 was 13.32% and 11.82%, respectively.


    Yield. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B and Class C shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                     a - b
                        YIELD = 2 [ (------ + 1) 6 - 1 ]
                                       cd

Where:  a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


    The Fund's 30-day yields for the period ended September 30, 1995, were 2.98%, 2.40% and 2.41% for Class A shares, Class B shares and Class C shares, respectively.

    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)





                                     (CHART)




    ----------
    (1)Source: Ibbotson Associates Stocks, Bonds, Bills and Inflation-1995 Yearbook (annually updates the work of Roger G. Ibbotson and Rex
                A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements.This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.







                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                           AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund.

    Prudential Mutual Fund Services, Inc. ("PMFS"), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. It is a wholly-owned subsidiary of the Manager. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account of $10, a new account set-up fee of $2.00 for each manually-established account and a monthly inactive zero balance account fee of $.20 per account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended September 30, 1995, the Fund incurred fees of approximately $543,700 for the services of PMFS.


    Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.


    Kirkpatrick & Lockhart LLP, 1800 M Street, N.W., Washington, D.C. 20036, serves as counsel to the Fund (except with respect to the opinions of counsel referred to in "Taxes, Dividends and Distributions" in the Prospectus).

GLOBAL UTILITY FUND, INC.
Portfolio of Investments as of September 30, 1995
------------------------------------------------------------

                                                     US$ Value
Shares      Description                              (Note 1)
    ------------------------------------------------------------
LONG-TERM INVESTMENTS--99.3%
COMMON STOCKS--74.2%
    ------------------------------------------------------------
Electric Utilities--25.3%
  528,000   China Light & Power Co., Ltd.
              (Hong Kong)                          $   2,731,682
  200,000   CMS Energy Corp.                           5,250,000
  100,000   Detroit Edison Co.                         3,225,000
  200,000   DPL, Inc.                                  4,625,000
  187,500   DQE, Inc.                                  4,968,750
  100,000   Empresa Nacional de Electricidad
              S.A. (ADR) (Spain)                       5,150,000
  200,000   Espoon Sahko Oy (ADS) (Finland)*           2,584,000
  150,000   Huaneng Power International, Inc.
              (ADR) (China)*                           2,587,500
  600,000   Iberdrola S.A. (Spain)                     4,545,976
   75,000   Korea Electric Power Corporation
              (ADR) (Korea)                            1,903,125
  150,000   London Electricity PLC
              (United Kingdom)                         2,050,476
  225,000   Pacific Gas & Electric Co.                 6,721,875
  100,000   Pinnacle West Capital Corp.                2,625,000
  140,000   Public Service Co. of Colorado             4,795,000
   21,000   RWE, A.G. (Germany)                        7,211,599
1,300,000   Scottish Power PLC (United Kingdom)        7,231,581
  280,000   Shandong Huaneng Power Development
              Ltd. (ADR) (China)                       2,485,000
   68,600   Southwestern Energy Co.                      934,675
  235,000   VEBA A.G. (Germany)                        9,368,612
  120,000   Western Resources, Inc.                    3,915,000
  150,000   Wisconsin Energy Corp.                     4,237,500
                                                   -------------
                                                      89,147,351
------------------------------------------------------------
Gas Utilities--6.7%
  618,705   Australian Gas & Light Co.
              (Australia)                              2,150,180
  141,000   Equitable Resources, Inc.                  4,159,500
   21,900   MCN Corp.                                    432,525
   84,200   National Fuel Gas Co.                      2,420,750
  100,000   Questar Corp.                              3,212,500
  330,000   TransCanada Pipelines Ltd. (Canada)    $   4,350,167
  470,000   Westcoast Energy Inc. (Canada)             6,937,431
                                                   -------------
                                                      23,663,053
------------------------------------------------------------
Other--2.9%
  100,000   Burlington Resources Inc.                  3,875,000
  100,000   Cross Timbers Oil Co.                      1,425,000
  150,000   Sonat Inc.                                 4,800,000
                                                   -------------
                                                      10,100,000
------------------------------------------------------------
Telecommunications--36.6%
  106,300   AirTouch Communications, Inc.*             3,255,437
  306,500   AT&T Corp.                                20,152,375
  190,000   BCE Inc. (Canada)                          6,341,250
  153,200   British Columbia Telecom, Inc.
              (Canada)                                 2,673,747
  112,800   Comsat Corp.                               2,538,000
   43,000   Empresas Telex (ADR) (Chile)                 387,000
  275,000   Ericsson (L.M.) Telephone Co.,
              B-free (Sweden)                          6,774,180
   70,000   GTE Corp.                                  2,747,500
  210,000   MCI Communications Corp.                   5,473,125
      369   Nippon Telegraph & Telephone Corp.
              (ADR) (Japan)                            3,191,291
  150,000   Northern Telecom Ltd. (Canada)             5,343,750
  160,000   NYNEX Corp.                                7,640,000
  106,300   Pacific Telesis Group                      3,268,725
   87,600   Portugal Telecom, S.A. (ADS)
              (Portugal)*                              1,686,300
  150,000   Royal PTT Nederland NV (Netherlands)       5,321,253
  180,000   SBC Communications Inc.                    9,900,000
  133,800   Sprint Corp.                               4,683,000
2,300,000   Stet-Societa Finanziaria Telefonica
              P.A. (Italy)                             5,376,482
  165,500   Tele Danmark (ADS) (Denmark)               4,282,312
   20,000   Telecom Corporation of New Zealand
              Ltd. (ADR) (New Zealand)                 1,235,000
  900,000   Telecom Italia (Italy)                     1,489,173
  900,000   Telecom Italia Mobile (Italy)              1,503,143

--------------------------------------------------------------------------------
See Notes to Financial Statements.

GLOBAL UTILITY FUND, INC.
Portfolio of Investments as of September 30, 1995
------------------------------------------------------------

                                           US$ Value
Shares       Description                   (Note 1
-------------------------------------------------------
Telecommunications (cont'd.)
   40,000   Telefonica de Argentina S.A.
              (ADR) (Argentina)                    $     955,000
  150,000   Telefonica de Espana S.A. (ADR)
              (Spain)                                  6,206,250
  120,000   Telefonos de Mexico S.A (ADR)
              (Mexico)                                 3,810,000
  200,000   US WEST, Inc.                              9,425,000
   75,000   Vodafone Group PLC (ADR)
              (United Kingdom)                         3,075,000
                                                   -------------
                                                     128,734,293
------------------------------------------------------------
Water Utilities & Other--2.7%
   30,968   Alcatel Alsthom Compagnie
              Generale d' Electricite (France)         2,610,718
   83,900   American Water Works Co., Inc.             2,569,438
  400,000   Anglian Water PLC (United Kingdom)         3,596,827
   11,300   Technip S.A. (France)                        745,358
                                                   -------------
                                                       9,522,341
                                                   -------------
            Total common stocks
              (cost $219,246,948)                    261,167,038
                                                   -------------
PREFERRED STOCKS--1.6%
------------------------------------------------------------
Telecommunications--1.6%
            Philippine Long Distance Telephone
              Co. (Philippines)
   43,700     $3.50 Conv. Ser. III                     2,622,000
   80,000   $5.75 Conv. Ser. II                        3,080,000
                                                   -------------
            Total preferred stocks (cost
              $4,185,000)                              5,702,000
                                                   -------------
RIGHTS*--0.1%
------------------------------------------------------------
Rights
Telecommunications--0.1%
  275,000   Ericsson (L.M.) Telephone Co.,
              B-free expiring October 1995
              (Sweden)                                   320,882


Moody's       Principal
Rating        Amount                                  US$ Value
(Unaudited)   (000)       Description                 (Note 1)
------------------------------------------------------------
DEBT OBLIGATIONS--23.4%
CORPORATE BONDS--21.8%
------------------------------------------------------------
Electric Utilities--11.9%
                          Alabama Power Co.,
A1            $  1,500    6.375%, 8/1/99               $   1,497,060
                          Central Illinois Light
                            Co.,
Aa2              1,750    8.20%, 1/15/22                   1,851,850
                          Chubu Electric Power,
Aaa              2,000D   6.25%, 8/5/03 (Eurobonds)        1,942,500
                          Cincinnati Gas & Electric Co.,
Baa1             1,500    5.80%, 2/15/99                   1,465,200
                          Consolidated Edison Co. Inc.,
A1               1,000    7.625%, 3/1/04                   1,054,350
                          Duke Power Co.,
Aa2              2,000    5.875%, 6/1/01                   1,938,880
                          Florida Power & Light Co.,
Aa3                500    6.00%, 7/1/03                      472,915
                          Houston Lighting & Power Co.,
A2               1,000    6.50%, 4/21/03                     991,400
                          Hydro-Quebec,
A2            C$ 2,000    7.00%, 6/1/04 (Canada)           1,365,912
                          Iowa-Illinois Gas & Electric Co.,
A2               1,000    6.95%, 10/15/25                    943,150
                          Louisiana Power & Light Co.,
Baa2             1,000    6.00%, 3/1/00                      971,830
                          Monongahela Power Co.,
A1               1,500    7.375%, 7/1/02                   1,560,780
                          National Power PLC,
Aa3              1,000D   6.25%, 12/1/03 (Eurobonds)         963,125
                          Northern States Power Co.,
A1               1,000    5.75%, 12/1/00                     964,820
                          Ontario Hydro,
Aa3              1,500D   7.45%, 3/31/13 (Canada)          1,537,350
                          Pacific Gas & Electric
                            Co.,
A2               1,000    5.375%, 8/1/98                     972,720
                          Pacificorp,
A2               1,000    8.75%, 2/12/98                   1,049,790
                          Philadelphia Electric Co.,
Baa1             2,000    7.50%, 1/15/99                   2,059,860
                          Potomac Edison Co.,
A1               2,000    8.875%, 8/1/21                   2,131,900

--------------------------------------------------------------------------------
       See Notes to Financial Statements.

GLOBAL UTILITY FUND, INC.
Portfolio of Investments as of September 30, 1995
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount                                     US$ Value
(Unaudited)   (000)       Description                      (Note 1)
-----------------------------------------------------------
Electric Utilities (cont'd.)
                          Powergen PLC,
Aa3            BP  750    8.875%, 3/26/03
                            (Eurobonds)                $   1,197,098
                          Southwestern Electric Power Co.,
Aa2           $  2,000    5.25%, 4/1/00                    1,913,120
                          Southwestern Public Service Co.,
Aa2              1,000    7.25%, 7/15/04                   1,035,030
                          Tampa Electric Co.,
Aa2              1,000    7.75%, 11/1/22                   1,017,600
                          Tennessee Valley
                            Authority,
NR               5,000    6.125%, 7/15/03                  4,872,650
                          Texas Utilities Electric
                            Co.,
Baa2             2,000    9.27%, 1/14/00                   2,184,740
                          Tokyo Electric Power,
Aaa              2,000D   6.125%, 7/29/03
                            (Eurobonds)                    1,926,250
                          Virginia Electric & Power Co.,
A2               2,000    6.625%, 4/1/03                   1,994,360
                                                       -------------
                                                          41,876,240
------------------------------------------------------------
Gas Distribution & Other Industries--5.2%
                          Alcan Aluminum Ltd.,
A2               2,000D   9.625%, 7/15/19 (Canada)         2,264,520
                          British Gas Finance PLC,
Aa2              2,000D   8.375%, 9/8/99 (Eurobonds)       2,121,250
                          Consolidated Natural Gas
                            Co.,
A1               2,000    5.75%, 8/1/03                    1,884,000
                          Enron Corp.,
Baa2             2,000    7.00%, 8/15/23                   1,843,480
                          Michigan Consolidated Gas Co.,
A2               1,600    8.25%, 5/1/14                    1,769,184
                          Northern Illinois Gas Co.,
Aa1                500    5.875%, 5/1/00                     490,135
                          Phillips Petroleum Co.,
Baa1             1,000    8.86%, 5/15/22                   1,093,170
Baa1             1,500    7.20%, 11/1/23                   1,424,445
                          Southern California Gas
                            Co.,
A2               2,000    6.875%, 11/1/25                  1,885,940
                          Transportadora De Gas,
NR            $  1,500D   7.75%, 12/23/98
                            (Argentina)                $   1,365,000
                          Union Oil Co.,
Baa2               500    8.75%, 8/15/01                     548,785
                          YPF Sociedad Anonima,
B1               2,000D   8.00%, 2/15/04 (Argentina)       1,710,000
                                                       -------------
                                                          18,399,909
------------------------------------------------------------
Telecommunications, Media & Related Industries--4.7%
                          AT&T Corp.,
Aa3              1,500    6.75%, 4/1/04                    1,513,920
                          BellSouth Telecommunications,
Aaa              2,000D   6.125%, 9/23/08
                            (Eurobonds)                    1,861,250
                          British Telecom Finance
                            BV,
Aaa              2,000D   9.375%, 11/16/98
                            (Eurobonds)                    2,166,250
                          Ericsson (L.M.) Telephone
                            Co.,
A1               1,500D   7.875%, 10/21/96
                            (Eurobonds)                    1,524,375
                          Illinois Bell Telephone
                            Co.,
Aaa                500    7.625%, 4/1/06                     508,185
                          Pacific Bell, Inc.,
Aa3              1,550    8.70%, 6/15/01                   1,715,276
                          Paging Network Inc.,
B2                 525    10.125%, 8/1/07                    547,313
                          Southwestern Bell Telephone Co.,
A1               1,000    5.875%, 6/1/03                     947,470
                          Telecom Argentina S.A.,
B1               1,500D   8.375%, 10/18/00
                            (Argentina)                    1,350,000
                          Telecom Corp. New Zealand
                            Finance,
Aa1            BP1,000    7.50%, 7/14/03 (Eurobonds)         630,856

--------------------------------------------------------------------------------
See Notes to Financial Statements.

GLOBAL UTILITY FUND, INC.
Portfolio of Investments as of September 30, 1995
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount                                      US$ Value
(Unaudited)   (000)       Description                      (Note 1)
------------------------------------------------------------
Telecommunications, Media & Related Industries (cont'd.)
                          Telefonica de Argentina
                            S.A.,
NR            $  1,000D   8.375%, 10/1/00
                            (Argentina)                      895,000
B1               1,000D   11.875%, 11/1/04 (Argentina)  $   997,500
                          Turner Broadcasting Systems, Inc.,
Ba2              1,000    8.40%, 2/1/24                      967,010
                          Videotron Ltd.,
Ba3              1,000D   10.25%, 10/15/02 (Canada)        1,045,000
                                                       -------------
                                                          16,669,405
                                                       -------------
                          Total corporate bonds
                            (cost $77,401,542)            76,945,554
                                                       -------------
CONVERTIBLE BONDS--0.7%
------------------------------------------------------------
                          Compania de Telefonos de
                            Chile, S.A.,
Baa2               500D   4.50%, 1/15/03 (Chile)             506,250
                          International Cabletel
                            Inc.,
NR               1,500D   7.25%, 4/15/05 (Eurobonds)       1,800,000
                                                       -------------
                          Total convertible bonds
                            (cost $2,000,000)              2,306,250
                                                       -------------
U. S. GOVERNMENT OBLIGATIONS--0.9%
------------------------------------------------------------
                          United States Treasury
                            Notes,
                 3,000    7.50%, 11/15/01
                            (cost $3,368,438)              3,212,820
                                                       -------------
                          Total debt obligations
                            (cost $82,769,980)            82,464,624
                                                       -------------
                          Total long-term
                            investments
                            (cost $306,201,928)          349,654,544
                                                       -------------
              Principal
              Amount                                     US$ Value
              (000)       Description                      (Note 1)
SHORT-TERM INVESTMENTS--0.4%
------------------------------------------------------------
Repurchase Agreement
              $  1,638    Morgan (J.P.) Securities
                            Inc.
                          6.40%, dated 9/29/95, due
                            10/2/95 in the amount of
                            $1,638,874 (cost
                            $1,638,000;
                            collateralized by
                            $1,766,000 U.S. Treasury
                            Bonds, 6.25%, due
                            8/15/23; approximate
                            value including accrued
                            interest-$1,684,556)       $   1,638,000
------------------------------------------------------------
Total Investments--99.7%
                          (cost $307,839,928; Note
                            4)                           351,292,544
                          Other assets in excess of
                            liabilities--0.3%                882,604
                                                       -------------
                          Net Assets--100%             $ 352,175,148
                                                       -------------
                                                       -------------

---------------
*--Non-income producing security.
D--US$ Denominated Bonds.
ADR--American Depository Receipts.
ADS--American Depository Shares.
The Fund's current Statement of Additional Information contains a description of Moody's ratings.
NR--Not rated by Moody's or Standard & Poor's.
-----------------------------------------------------------------------------
       See Notes to Financial Statements.

Statement of Assets and Liabilities                    GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1995
Investments, at value (cost $307,839,928)...................................................................      $  351,292,544
Foreign currency, at value (cost $569)......................................................................                 581
Dividend and interest receivable............................................................................           3,428,026
Receivable for investments sold.............................................................................             651,553
Receivable for Fund shares sold.............................................................................              41,940
Deferred expenses and other assets..........................................................................              21,425
                                                                                                                  --------------
   Total assets.............................................................................................         355,436,069
                                                                                                                  --------------
Liabilities
Bank overdraft..............................................................................................              11,642
Payable for Fund shares reacquired..........................................................................           1,074,760
Forward currency contracts-net amount payable to counterparties.............................................             822,296
Payable for investments purchased...........................................................................             614,126
Distribution fee payable....................................................................................             212,094
Accrued expenses............................................................................................             198,667
Management fee payable......................................................................................             189,642
Withholding taxes payable...................................................................................             137,694
                                                                                                                  --------------
   Total liabilities........................................................................................           3,260,921
                                                                                                                  --------------
Net Assets..................................................................................................      $  352,175,148
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Common stock, at par.....................................................................................      $       23,934
   Paid-in capital in excess of par.........................................................................         302,672,556
                                                                                                                  --------------
                                                                                                                     302,696,490
   Undistributed net investment income......................................................................              67,751
   Accumulated net realized gains on investments and foreign currency transactions..........................           6,776,785
   Net unrealized appreciation on investments and foreign currencies........................................          42,634,122
                                                                                                                  --------------
Net assets, September 30, 1995..............................................................................      $  352,175,148
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($124,423,176 / 8,455,301 shares of common stock issued and outstanding)..............................              $14.72
   Maximum sales charge (5.00% of offering price)...........................................................                 .77
                                                                                                                  --------------
   Maximum offering price to public.........................................................................              $15.49
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($227,189,455 / 15,440,821 shares of common stock issued and outstanding).............................              $14.71
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($562,517 / 38,231 shares of common stock issued and outstanding).....................................              $14.71
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

GLOBAL UTILITY FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1995
Income
   Dividends (net of foreign withholding
      taxes of $664,037).................      $ 10,797,681
   Interest and discount earned (net of
      foreign withholding taxes of
      $10,858)...........................         6,858,948
                                            ------------------
      Total income.......................        17,656,629
                                            ------------------
Expenses
   Management fee........................         2,361,766
   Distribution fee--Class A.............           307,092
   Distribution fee--Class B.............         2,379,836
   Distribution fee--Class C.............             4,099
   Transfer agent's fees and expenses....           638,000
   Custodian's fees and expenses.........           303,000
   Reports to shareholders...............           272,000
   Registration fees.....................            97,000
   Audit fee.............................            40,000
   Directors' fees.......................            40,000
   Legal fees and expenses...............            25,000
   Insurance.............................             9,000
   Amortization of organization
      expense............................             2,467
   Miscellaneous.........................            29,632
                                            ------------------
      Total expenses.....................         6,508,892
                                            ------------------
Net investment income....................        11,147,737
                                            ------------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions...............         7,322,854
   Foreign currency transactions.........            (7,592)
                                            ------------------
                                                  7,315,262
                                            ------------------
Net change in unrealized
   appreciation/depreciation on:
   Investments...........................        26,670,048
   Foreign currencies....................          (840,204)
                                            ------------------
                                                 25,829,844
                                            ------------------
Net gain on investments and foreign
   currencies............................        33,145,106
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $ 44,292,843
                                            ------------------
                                            ------------------

GLOBAL UTILITY FUND, INC.
Statement of Changes in Net Assets

Increase (Decrease)                  Year Ended September 30,
in Net Assets                         1995              1994
Operations
   Net investment income.......  $   11,147,737    $   11,957,951
   Net realized gain on
      investment and foreign
      currency transactions....       7,315,262         7,713,040
   Net change in unrealized
      appreciation/depreciation
      of investments and
      foreign currencies.......      25,829,844       (33,826,608)
                                 --------------    --------------
   Net increase (decrease) in
      net assets resulting from
      operations...............      44,292,843       (14,155,617)
                                 --------------    --------------
Net equalization debits........        (312,052)          (35,657)
                                 --------------    --------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A..................      (4,310,107)       (4,127,760)
      Class B..................      (6,511,221)       (6,256,835)
      Class C..................         (11,932)           (1,066)
                                 --------------    --------------
                                    (10,833,260)      (10,385,661)
                                 --------------    --------------
   Distributions from net
      realized gains
      Class A..................      (2,642,246)       (1,941,947)
      Class B..................      (5,681,058)       (3,457,398)
      Class C..................          (6,975)             (277)
                                 --------------    --------------
                                     (8,330,279)       (5,399,622)
                                 --------------    --------------
Fund share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold.....................      25,935,458       205,782,596
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............      15,601,479        12,520,588
   Cost of shares reacquired...    (113,332,033)     (113,146,333)
                                 --------------    --------------
Net increase (decrease) in net
   assets from Fund share
   transactions................     (71,795,096)      105,156,851
                                 --------------    --------------
Total increase (decrease)......     (46,977,844)       75,180,294
Net Assets
Beginning of year..............     399,152,992       323,972,698
                                 --------------    --------------
End of year....................  $  352,175,148    $  399,152,992
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------
       See Notes to Financial Statements.

Notes to Financial Statements                          GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
Global Utility Fund, Inc. (the ``Fund'') is an open-end diversified management investment company. The Fund was organized in Maryland on November 18, 1988 as a closed-end, diversified management investment company and on December 15, 1989, sold 9,000 shares of common stock for $100,440 to Wellington Management Company (``Wellington''). Investment operations commenced on January 2, 1990. On February 1, 1991, the Fund concluded operations as a closed-end investment company and subsequently commenced operations as an open-end, diversified management investment company.
The Fund seeks to achieve its investment objective of obtaining a high total return, without incurring undue risk, by investing primarily in common stocks, debt securities and preferred stocks of domestic and foreign companies in the utility industries. Debt securities in which the Fund invests are generally within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.
The Fund recognizes foreign currency gains and losses from the holding of foreign currencies, the sales and maturities of short-term securities and forward currency contracts, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent of amounts actually received or paid.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current
--------------------------------------------------------------------------------

Notes to Financial Statements                          GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of re-acquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or re-acquisitions of the Fund's shares. Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends and interest are provided in accordance with the Fund's understanding of the applicable country's tax rules and rates. Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales and foreign currency transactions.
Deferred Organization Expenses: A total of $100,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and amortized over the period ended January 1995.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination,
Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and increase accumulated net realized gains on investments by $7,592 relating to net realized foreign currency losses. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with Wellington; Wellington furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly at an annual rate of .70% of the Fund's average daily net assets up to and including $250 million, .55% of the Fund's average daily net assets of the next $250 million,
 .50% of the Fund's average daily net assets of the next $500 million and .45% of the Fund's average daily net assets in excess of $1 billion. Pursuant to the subadvisory agreement, PMF compensates Wellington for its services at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .35% of the Fund's average daily net assets of the next $250 million,
 .30% of the Fund's average daily net assets of the next $500 million and .25% of the Fund's average daily net assets in excess of $1 billion.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the
Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C
--------------------------------------------------------------------------------

Notes to Financial Statements                          GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares for the fiscal year ended September 30, 1995, respectively.
PMFD has advised the Fund that it has received approximately $73,400 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended September 30, 1995. From these fees, PMFD paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the fiscal year ended September 30, 1995, it received approximately $984,000 and $800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI and PMF are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the fiscal year ended September 30, 1995, the Fund incurred fees of approximately $543,700 for the services of PMFS. As of September 30, 1995, approximately $41,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
For the fiscal year ended September 30, 1995, PSI earned approximately $3,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended September 30, 1995 were $53,348,051 and $130,063,782, respectively.
At September 30, 1995, the Fund had an outstanding forward currency contract to sell a foreign currency as follows:

                         Value at
  Foreign Currency    Settlement Date     Current
   Sale Contract        Receivable         Value       Depreciation
--------------------  ---------------   -----------   --------------
Deutschemarks,
  expiring
  11/1/95...........    $15,000,000     $15,822,296     $ (822,296)
                      ---------------   -----------   --------------
                      ---------------   -----------   --------------

The United States federal income tax basis of the Fund's investments at September 30, 1995 was $307,866,635 and accordingly, net unrealized appreciation of investments, for United States federal income tax purposes was $43,425,909 (gross unrealized appreciation--$53,872,119; gross unrealized depreciation--$10,446,210).
------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with an initial sales charge of up to 5.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
The Fund has authorized 2 billion shares of common stock at $.001 par value per share equally divided into Class A, B and C shares. Of the 23,934,353 shares of common stock issued and outstanding at September 30, 1995, Wellington owned 9,000 Class A shares.
Transactions in shares of common stock were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1995:
Shares sold........................      932,622    $ 12,467,912
Shares issued in reinvestment of
  dividends and distributions......      332,880       4,408,412
Shares reacquired..................   (3,154,244)    (42,676,531)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (1,888,742)    (25,800,207)
Shares issued upon conversion
  and/or
  exchange from Class B and Class
  C................................    1,102,435      14,545,652
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (786,307)   $(11,254,555)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

Notes to Financial Statements                          GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1994:
Shares sold........................    2,859,207    $ 40,670,293
Shares issued in reinvestment of
  dividends and distributions......      258,584       3,610,183
Shares reacquired..................   (3,357,016)    (46,899,659)
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (239,225)   $ (2,619,183)
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Year ended September 30, 1995:
Shares sold........................      976,906    $ 13,147,835
Shares issued in reinvestment of
  dividends and distributions......      849,891      11,174,827
Shares reacquired..................   (5,242,255)    (70,606,948)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (3,415,458)    (46,284,286)
Shares reacquired upon conversion
  and/or exchange into Class A.....   (1,103,158)    (14,545,349)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (4,518,616)   $(60,829,635)
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1994:
Shares sold........................   11,406,193    $164,883,607
Shares issued in reinvestment of
  dividends and distributions......      637,874       8,909,183
Shares reacquired..................   (4,744,947)    (66,246,473)
                                      ----------    ------------
Net increase in shares
  outstanding......................    7,299,120    $107,546,317
                                      ----------    ------------
                                      ----------    ------------
Class C                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1995:
Shares sold........................       23,879    $    319,711
Shares issued in reinvestment of
  dividends and distributions......        1,372          18,240
Shares reacquired..................       (3,555)        (48,554)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................       21,696         289,397
Shares reacquired upon exchange
  into Class A.....................          (23)           (303)
                                      ----------    ------------
Net increase in shares
  outstanding......................       21,673    $    289,094
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994* through
  September 30, 1994:
Shares sold........................       16,482    $    228,696
Shares issued in reinvestment of
  dividends........................           90           1,222
Shares reacquired..................          (14)           (201)
                                      ----------    ------------
Net increase in shares
  outstanding......................       16,558    $    229,717
                                      ----------    ------------
                                      ----------    ------------

---------------
* Commencement of offering of Class C shares.
--------------------------------------------------------------------------------

Financial Highlights                                   GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                          Class A
                                                ------------------------------------------------------------
                                                                  Year Ended September 30,
                                                ------------------------------------------------------------
                                                  1995         1994         1993         1992       1991(a)
                                                --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............  $  13.66     $  14.63     $  12.96     $  12.62     $  10.50
                                                --------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................       .49          .47          .44          .53          .57
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................      1.35         (.82)        2.46         1.01         2.23
                                                --------     --------     --------     --------     --------
   Total from investment operations...........      1.84         (.35)        2.90         1.54         2.80
                                                --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........      (.48)        (.42)        (.47)        (.53)        (.62)
Distributions in excess of net investment
   income.....................................        --           --         (.01)          --           --
Distributions from net realized gains.........      (.30)        (.20)        (.75)        (.67)        (.08)
                                                --------     --------     --------     --------     --------
   Total distributions........................      (.78)        (.62)       (1.23)       (1.20)        (.70)
                                                --------     --------     --------     --------     --------
Redemption fee retained by Fund...............        --           --           --           --          .02
                                                --------     --------     --------     --------     --------
Net asset value, end of year..................  $  14.72     $  13.66     $  14.63     $  12.96     $  12.62
                                                --------     --------     --------     --------     --------
                                                --------     --------     --------     --------     --------
TOTAL RETURN(b)...............................     14.23%       (2.49)%      23.87%       13.15%       27.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................  $124,423     $126,254     $138,714     $114,654     $132,804
Average net assets (000)......................  $122,837     $139,166     $119,001     $120,708     $151,217
Ratios to average net assets:
   Expenses, including distribution fees......      1.31%        1.25%        1.30%        1.39%        1.49%
   Expenses, excluding distribution fees......      1.06%        1.02%        1.10%        1.19%        1.36%
   Net investment income......................      3.58%        3.39%        3.37%        4.16%        5.06%
Portfolio turnover rate.......................        15%          19%          14%          57%         135%

---------------
 (a) Prior to February 4, 1991, the Fund was organized as a closed-end fund.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights                                   GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                            Class B                                     Class C
                                                ----------------------------------------------------------------     -------------
                                                                                                     March 18,
                                                                                                      1991(b)
                                                           Year Ended September 30,                   through         Year Ended
                                                ----------------------------------------------     September 30,     September 30,
                                                  1995         1994         1993        1992           1991              1995
                                                --------     --------     --------     -------     -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........  $  13.66     $  14.63     $  12.97     $ 12.63        $ 11.97           $ 13.66
                                                --------     --------     --------     -------        -------           -------
Income from investment operations
Net investment income.........................       .39          .37          .34         .43            .25               .39
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................      1.34         (.82)        2.45        1.01            .63              1.34
                                                --------     --------     --------     -------        -------           -------
   Total from investment operations...........      1.73         (.45)        2.79        1.44            .88              1.73
                                                --------     --------     --------     -------        -------           -------
Less distributions
Dividends from net investment income..........      (.38)        (.32)        (.37)       (.43)          (.22)             (.38)
Distributions in excess of net investment
   income.....................................        --           --         (.01)         --             --                --
Distributions from net realized gains.........      (.30)        (.20)        (.75)       (.67)            --              (.30)
                                                --------     --------     --------     -------        -------           -------
   Total distributions........................      (.68)        (.52)       (1.13)      (1.10)          (.22)             (.68)
                                                --------     --------     --------     -------        -------           -------
Net asset value, end of period................  $  14.71     $  13.66     $  14.63     $ 12.97        $ 12.63           $ 14.71
                                                --------     --------     --------     -------        -------           -------
                                                --------     --------     --------     -------        -------           -------
TOTAL RETURN(d)...............................     13.32%       (3.22)%      22.87%      12.23%          7.44%            13.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............  $227,189     $272,673     $185,259     $60,432        $30,147           $   563
Average net assets (000)......................  $237,983     $270,466     $ 90,254     $45,661        $18,923           $   410
Ratios to average net assets:
   Expenses, including distribution fees......      2.06%        2.02%        2.10%       2.19%          2.47%(a)          2.06%
   Expenses, excluding distribution fees......      1.06%        1.02%        1.10%       1.19%          1.47%(a)          1.06%
   Net investment income......................      2.83%        2.68%        2.59%       3.43%          4.16%(a)          2.83%
Portfolio turnover rate.......................        15%          19%          14%         57%           135%               15%

                                                  August 1,
                                                   1994(c)
                                                   through
                                                September 30,
                                                    1994
                                                -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 13.93
                                                     -----

Income from investment operations
Net investment income.........................         .06
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................        (.24)
                                                     -----

   Total from investment operations...........        (.18)
                                                     -----

Less distributions
Dividends from net investment income..........        (.07)
Distributions in excess of net investment
   income.....................................          --
Distributions from net realized gains.........        (.02)
                                                     -----

   Total distributions........................        (.09)
                                                     -----

Net asset value, end of period................     $ 13.66
                                                     -----
                                                     -----

TOTAL RETURN(d)...............................       (1.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $   226
Average net assets (000)......................     $   131
Ratios to average net assets:
   Expenses, including distribution fees......        2.06%(a)
   Expenses, excluding distribution fees......        1.06%(a)
   Net investment income......................        2.46%(a)
Portfolio turnover rate.......................          19%

---------------
 (a) Annualized.
 (b) Commencement of offering of Class B shares.
 (c) Commencement of offering of Class C shares.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
       See Notes to Financial Statements.

Independent Auditors' Report                           GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Global Utility Fund, Inc.
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Utility Fund, Inc. as of September 30, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Utility Fund, Inc. as of September 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, New York
November 9, 1995

--------------------------------------------------------------------------------

                                   APPENDIX A

                           DESCRIPTION OF BOND RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

    Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgement to be formed; if a bond is called for redemption; or for other reasons.

    Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic ratings classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                STANDARD & POOR'S


    AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

    A: Debt rated "A" has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

    BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    BB, B, CCC, CC, C: Debt rated "BB," "B," "CCC," "CC," and "C" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

    B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

    CCC: Debt rated "CCC" has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B\'96" rating.

    CC: The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

    C: The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI: The rating "CI" is reserved for income bonds on which no interest is being paid.

    D: Debt rated "D" is in payment default. The "D" rating is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition, if debt service payments are jeopardized.

    Plus (+) or Minus (\'96): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                     DESCRIPTION OF PREFERRED STOCK RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

    aaa: considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    aa: considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

    a: considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    baa: considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    ba: considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    b: generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    caa: likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    ca: speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

    c: lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



                                STANDARD & POOR'S


    AAA: This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

    AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

    A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the "A" catagory.

    BB, B, CCC: Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with regard to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

    CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    C: A preferred stock rated "C" is a non-paying issue.

    D: A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

    NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

    Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.